                                                                   EXHIBIT 10.36


                                LEASE AGREEMENT

                                    BETWEEN

                       OTR, AN OHIO GENERAL PARTNERSHIP

                             on behalf of Landlord

                                      AND

                         UNITED STATIONERS SUPPLY CO.

                            An Illinois Corporation

                          DATED __________, 199_____

                                LEASE AGREEMENT
                                ---------------

   THIS LEASE AGREEMENT ("Lease"), dated May ______________, 1993, is between OTR, an Ohio general partnership ("Landlord") acting as the duly authorized nominee of the BOARD OF THE STATE TEACHERS RETIREMENT SYSTEM OF OHIO ("STRBO"), and United Stationers Supply Co., an Illinois Corporation ("Tenant").

   1.  Premises. In consideration of the rents, terms, provisions and covenants
       --------
of this Lease, Landlord hereby leases unto Tenant and Tenant hereby rents and accepts from Landlord those certain premises containing approximately 46,847 rentable square feet, located on the 3rd and 4th Floors (the "Premises"). The Premises are outlined on the floor plan attached hereto as Exhibit A and incorporated herein by reference. The Premises are contained in that certain building located at 1661 Feehanville Drive, Mt. Prospect, IL (the "Building"), which Building contains eighty-five thousand six hundred fifty six (85,656) net rentable square feet of space. The land on which the Building is situated, together with all improvements located thereon (collectively, the "Property"), is more particularly described on Exhibit B, attached hereto and incorporated herein by reference.

   2.  Term.
       ----

       (a) Subject to and upon the terms and conditions set forth below, the initial term of this Lease shall be for a period of Sixty-six (66) Months (as hereinafter defined), commencing on the Commencement Date (as hereinafter defined) and ending on last day of the Sixty-sixth Month.

       (b) For purposes of this Lease, the following terms shall have the following meanings:

           (i) "Commencement Date" shall mean the later of September 30, 1993 or substantial completion (as hereinafter defined). Promptly upon determination of the Commencement Date, Landlord and Tenant shall execute a memorandum, setting forth the Commencement Date and the expiration date of this Lease, in form and substance substantially similar to that attached hereto as Exhibit C and incorporated by reference.

           (ii) "Lease Year" shall mean each twelve (12) month period commencing on the first day of the first full month after the Commencement Date and each anniversary thereafter during the Term (as hereinafter defined) of this Lease; provided, however, that if the Commencement Date is the first day of the month, the first Lease Year shall commence on the Commencement Date. The first Lease

       Year shall commence on the Commencement Date and end on the last day of the last month of the first Lease Year regardless of whether the first Lease Year is longer than twelve (12) months.

           (iii) "Term" shall mean the initial term of this Lease and any renewals or extensions thereof.

   3.  Rental.
       ------

       (a)   Base Rental. During the Term of this Lease, Tenant shall pay to
             -----------
   Landlord, as base rental (the "Base Rental") for the Office Space as follows:

   Lease Months            Annual Base Rent                Monthly Base Rent
   ------------            ----------------                -----------------
   1  - 6                       -                               -
   7  - 12                 $138,198.66                     $23,033.11
   13 - 24                 $295,136.16                     $24,594.68
   25 - 36                 $313,874.88                     $26,156.24
   37 - 48                 $332,613.72                     $27,717.81
   49 - 60                 $351,352.56                     $29,279.38
   61 - 66                 $185,045.64                     $30,840.94

   Each such monthly installments shall be due and payable in advance, on or before the first day of each and every month during the Term, without notice, demand or set-off; provided, however, that the first six month's rent will be abated.

       (b)   Additional Rental. Tenant shall pay to Landlord, as Additional
             -----------------
   Rental (hereinafter defined), Tenant's Proportionate Share (as hereinafter defined) of the Operating Expenses. If this Lease commences or terminates on a date other than January 1, the annual Operating Expenses shall be prorated by multiplying one-twelfth (1/12) of the annual Operating Expenses by the number of full or partial months between the Commencement Date and December 31 of the year of commencement or between January 1 of the year of termination and the termination date, as the case may be. As used in this Lease, "Proportionate Share" shall mean a percentage factor, determined by dividing the net rentable square footage contained in the Premises by the net rentable square footage contained in the Building, or 85,656 percent (54.69%); provided, however, that if the Building is not fully occupied, Tenant's Proportionate Share of the Operating Expenses (which shall include but not limited to Utilities and Janitorial) that vary with the occupancy of the Building shall mean a percentage factor determined by dividing the net rentable square footage contained in the Premises by the average net rentable square footage occupied by tenants in the Building during a calendar year.

           (i) Operating Expenses. "Operating Expenses" shall include those
               ------------------
       expenses paid by or on behalf of Landlord in respect to the management, operation, service and maintenance of the Property, including the Premises, in accordance with generally accepted principles of office building management as applied to the operation and maintenance of office buildings similar to the type and nature of the Property and in the general market area as the Property. Operating Expenses shall include, but not be limited to, (A) Real Estate Taxes (as hereinafter defined); (B) premium costs for liability, boiler, extended coverage, casualty and other insurance covering the Property to be maintained by Landlord and required by the terms of this Lease; (C) electricity, gas, water and other utility charges for the Property not separately metered; (D) repair and maintenance of HVAC systems, elevators, irrigation systems and other mechanical systems other than repairs or maintenance made necessary due to negligence or wrongful conduct of Landlord, its personnel, or by other Tenant; (E) repair and maintenance of the Common Areas (as hereinafter defined) and the Building structure and roof; (F) trash removal and snow removal; (G) janitorial service; (H) wages, salaries and fees of operating, auditing, accounting, maintenance and management personnel in connection with the Property; (I) all payroll charges for such personnel, such as unemployment and social security taxes, workers' compensation, health, accident and group insurance, and other so-called fringe benefits; (J) rental charges for office space chargeable to the operation and management but not rental of the Property; (K) license permits and inspection fees; (L) supplies and materials used in the operation and management of the Property; (M) furnishings and equipment not treated by Landlord as capital expenditures of the Property; (N) depreciation and the cost of any labor saving devices that may, from time to time, be placed in operation as a part of Landlord's maintenance program; (O) personal property taxes on property used in the operation, maintenance, service and management of the Property; (P) the cost, as reasonably amortized by Landlord, with interest at the rate of ten percent (10%) per annum on the unamortized amount, of any capital improvement made after completion of initial construction of the Building which reduces Operating Expenses, but in an amount not to exceed such reduction for the relevant year; (Q) management fees relating to the Property; (R) the cost of any installation or improvement required by reason of any law, ordinance or regulation, which requirement did not exist on the date of the Lease and is generally applicable to similar office buildings; and (S) all other expenses necessary for the operation and management of the Property. (See insert #1)

           (ii) Real Estate Taxes. "Real Estate Taxes" shall include all taxes,
                -----------------
       including state equalization factor, if

Insert #1

"Operating Expenses" shall not include:

(a) all costs and expenditures for which Landlord has a right to be reimbursed, whether by insurance proceeds or otherwise, except through Additional Rent payments by tenants:

(b)  costs of improvements to leasable space in the Property;

(c) Costs of capital improvements (except for costs of any capital imporvements made or installed for the purpose of reducing Expenses - to the extent of such reductions - or made or installed pursuant to governmental requirement;

(d) All cost relating to activities for the solicitation and execution of leases of space in the Property, including but not limited to tenant allowances, space planning fees, legal fees for preparing leases and amendments to leases, rent payable with respect to any leasing office, advertising costs and real estate brokerage and leasing commissions;

(e) expenses incurred in enforcing obligations of other tenants of the Property;

(f) costs of decorating, redecorating, or special cleaning of tenant spaces not provided on a regular basis to all tenants of the Property;

(g) wages, salaries, fees and fringe benefits paid to executive personnel, officers or partners of Landlord or STRBO;

(h) The cost of abatement of pollutants and/or hazardous substances or materials;

(i) Fines and/or penalties incurred due to non-compliance by Landlord or the Property or any other tenant in the Property, with any law, governmental rule or regulation or directive of any governmental authority;

(j) The costs and expenses to Landlord in curing its defaults or performing work expressly provided in the Lease to be borne at Landlord's expense;

(k) the cost of any work or service performed for any facility other than the Property and the Property systems;

(l) Any costs included in Operating Expenses representing an amount paid to a person, firm, corporation or other entity related to landlord, STRBO, or Landlord's management company, which is in excess of the amount which would have been paid in the absence of such relationship;

       any, and assessments, special or otherwise, exclusive of penalties or discounts levied upon or with respect to the Property, including the Premises, imposed by any federal, state or local governmental agency, and including any use, occupancy, excise, sales or other like taxes (other than general income taxes on rent or other income from the Building computed in the case of a graduated tax, as if Landlord's rent and other income from the Building was Landlord's sole taxable income).

           Real Estate Taxes also shall include the expense of contesting the amount or validity of any such taxes, charges or assessments, such expense to be applicable to the period of the item contested but no more than realized savings from the contest. Real Estate Taxes shall not, however, include income, franchise, capital stock, estate or inheritance taxes unless Landlord reasonably determines that such taxes are in lieu of real estate taxes, assessments, rental, occupancy and other like excise taxes. For purposes of this Lease, Real Estate Taxes for any calendar year shall be those taxes the last timely payment date for which occurs within such calendar year. In case of special taxes or assessments payable in installments, only the amount of the installment(s) the last timely payment date for which occurs on or after the first day and on or before the last day of such year shall be included in Real Estate Taxes for that year.

           Landlord shall retain the sole right to participate in any proceedings to establish or contest the amount of Real Estate Taxes. If a complaint against valuation, protest of tax rates or other action increases or decreases the Real Estate Taxes for any calendar year, resulting in an increase or decrease in rent hereunder, the Real Estate Taxes for the affected calendar year shall be recalculated accordingly and the resulting increased rent plus the expenses incurred in connection with such contest, or decreased rent, less the expenses incurred in connection with such contest, shall be paid simultaneously with or applied as a credit against, as the case may be, the rent next becoming due.

       TENANT SHALL HAVE THE RIGHT TO PARTICIPATE IN ANY SUCH PROCEEDINGS OR, WITH LANDLORDS PRIOR APPROVAL (WHICH SHALL NOT BE UNREASONABLY WITHHELD), TO INSTITUTE SUCH PROCEEDINGS IF LANDLORD HAS NOT.

       (c)   Payment of Proportionate Share. To provide for current payments
             ------------------------------
   of Operating Expenses, Tenant shall pay Tenant's Proportionate Share of the Operating Expenses, as estimated by Landlord from time to time, in twelve
   (12) monthly installments, commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount of its estimated Proportionate Share. Landlord and Tenant intend to estimate the amount of Operating Expenses for each year and then to reconcile such estimated expenses in the following year based on actual Operating Expenses for such year paid by Landlord. If Tenant's Proportionate Share of the actual Operating Expenses shall be greater than or less than the aggregate of all installments so paid on account to Landlord for such twelve
   (12) month period, then within twenty (20) days of Tenant's receipt of Landlord's statement of reconciled Operating Expenses, Tenant shall pay to Landlord the amount of such underpayment, or Landlord shall credit Tenant for the amount of such overpayment against the next maturing installment(s) of rent, as the case may be. The obligation of Tenant with respect to the payment of Tenant's Proportionate Share of the Operating Expenses shall survive the termination of this Lease. Any payment, refund, or credit made pursuant to this subparagraph 3(c) shall be made without prejudice to any right of Tenant to dispute the statement as hereinafter provided, or of Landlord to correct any item(s) as billed pursuant to the provisions hereof. Landlord's failure to give such statement shall not constitute a waiver by Landlord of its right to recover rent that is due and payable pursuant to this subparagraph 3(c). Landlord shall furnish to tenant a detailed statement itemizing expenses including but not limited to the following; cleaning, electrical maintenance, plumbing maintenance, heating, ventilation, air conditioning equipment maintenance, elevator maintenance, general building supplies, security, administrative staff and management fees, utility expenses, payroll taxes, benefit/pension costs and insurance expenses (Landlords statement) for such adjustment year.

       (d)   Dispute of Operating Expenses. Landlord shall maintain books and
             -----------------------------
   records showing Operating Expenses in accordance with sound management practices and accounting, consistently applied. The books and records shall be available to Tenant and its representatives for inspection an copying at the offices of the Building upon reasonable prior notice. If Tenant questions in writing any notice of reconciled Operating Expenses (or revised notice thereof), and if the question is not amicably settled between Landlord and Tenant within thirty days after said notice of reconciled Operating Expenses (or revised notice) has been given, (during which Tenant shall not be deemed to be in default the with respect to any items in dispute), Landlord shall, during the 60 days next following the expiration of such 30-day period, employ an independent certified public accountant acceptable to tenant to audit Operating Expenses. The detail and results of such audit shall be made available to both Landlord and Tenant (and such audit, it is determined or agreed by the parties that Landlord has overcharged tenant in the notice of reconciled Operating Expenses, by an amount which is greater that 5% of Tenant's proportionate share (as corrected) of all actual Operating Expenses for the particular year, the Landlord will pay for the cost of such audit. If the overcharge, if any, is less than 5%, the Tenant will pay for the cost of such audit.

       (e)   Adjustments to Operating Expenses. If a clerical error occurs or
             ---------------------------------
   Landlord or Landlord's accountants discover new facts, which error or discovery causes Operating Expenses for any period to increase or decrease, upon notice by Landlord to Tenant of the adjusted additional Operating Expenses for such calendar year, the adjusted additional Operating Expenses shall apply and any deficiency or overpayment of Tenant's Proportionate Share of the Operating Expenses, as the case may be, shall be paid by Tenant or taken as a credit by Tenant according to the provisions set forth above. This provision shall survive the termination of the Lease.

       (f)   Other Charges. All costs, expenses and other sums that Tenant
             -------------
   assumes or agrees to pay to Landlord pursuant to this Lease ("Other Charges") shall be deemed rental and, in the event of nonpayment thereof, Landlord shall have all the rights and remedies herein provided for in case of nonpayment of Base Rental. If a monthly installment of rent is not received on or before the fifth (5th) day of the month in which it is due, other remedies for nonpayment of rent notwithstanding, Tenant shall pay to Landlord, a late charge of five percent (5%) of such installment as rent for the purpose of defraying Landlord's administrative expenses incident to the handling of such overdue payment, and such past due rent shall bear interest at the greater of (i) a rate of interest equal to fifteen percent (15%) per annum; (ii) a rate of interest equal to the prime rate as announced (the "Default Rate"), for each day from the first day of the month through the date such monthly installment of rent is received by Landlord. For purposes of this Lease, "rent" shall mean Base Rental, Additional Rental, and Other Charges.

       (g)   Place of Payment. Tenant shall pay all rent and other charges due
             ----------------
   under this Lease without demand, deduction or set off to Landlord at the office of Frain Camins & Swartchild at 1661 Feehanville, Mt. Prospect, Illinois or at such other place as Landlord may designate from time to time hereafter by written notice to Tenant.

   4.  Construction.
       ------------

       (a)   Improvements to be Constructed. Landlord, at its own cost and
             ------------------------------
   expense, shall perform the work and make the installations in the Premises that are designated as

   Landlord's Work in Exhibit D, attached hereto and incorporated herein by reference. Landlord, at Tenant's cost and expense, shall perform the work and make the installations in the Premises that are designated as Tenant's Work in Exhibit D. Except as expressly set forth in Exhibit D, Landlord has made no promise to alter, remodel or improve the Premises, the Building or the Property.

       (b)   Work Prior to Commencement Date. All work, including Tenant's
             -------------------------------
   Work, in the Premises shall be substantially completed prior to September 30, 1993 (the "Estimated Completion Date") and the Premises shall be in good and tenantable condition in all respects for occupancy by Tenant for its purposes and uses so long as Tenant shall have approved the plans and specifications for construction and remodeling of the Premises on or before July 1, 1993. Tenant may make changes in said plans and specifications on or before July 9, 1993; provided, however, that in such event Landlord shall be given a reasonable extension of time to complete Landlord's Work after the Estimated Completion Date. Any extension of time and modifications to plans and specifications shall be in writing, dated and signed by both parties. (If Tenant does not timely submit to Landlord approved plans and specifications, the Commencement Date shall be the Estimated Completion Date and rental shall commence from that date notwithstanding the fact that the Premises are not substantially completed.) The Estimated Completion Date shall be postponed in the event of (i) the unavailability of materials and equipment that have been specified and requested by Tenant so long as a reasonable effort on Landlords behalf has been made to obtain an acceptable alternative or (ii) delays caused by acts of God, strikes and other events beyond the reasonable control of Landlord, and neither circumstance shall give rise to liability of Landlord. Should the commencement date be delayed ninety (90) days beyond that scheduled, Tenant shall have the right to cancel this lease. This right to cancel shall not apply to delays caused by Tenant or by acts of God.

   If the Premises are not completed by September 30, 1993 Landlord shall pay for the holdover portion of costs associated with their existing premises.

   Landlord shall be responsible for providing all construction documents at Landlords sole cost and expense.

       (c)   Availability of Premises Prior to Commencement Date.
             ---------------------------------------------------

   Landlord shall permit Tenant and its contractors, mechanics, suppliers and workmen to enter the Premises prior to the commencement date in order that Tenant may perform any work, alterations, or installations, including telephone, computer installations, and furniture move-in which are not being performed by Landlord, notwithstanding that Landlord's contractors or subcontractors are working in the Premises. The scheduling and coordination of Tenant's contractors and their workmen and mechanics will be subject to reasonable regulation by landlord and Landlord's contractor to avoid reasonable interferences with labor employed by Landlord or Landlord's contractor. Any such entry before the commencement date shall be subject to all terms of this lease, except the covenant to pay rent; provided, that no such early entry shall be deemed to constitute occupancy by Tenant or change the commencement date or the expiration date.

       (d)   Substantial Completion. As used herein, the work in the Premises
             ----------------------
   shall be "substantially completed" when; A) the work has been completed in accordance with the plans and specifications subject to the completion of punch list items B) a certificate of occupancy has been issued. C) The Premises are free from debris and broom clean. D) The HVAC, passenger and freight elevators and utility and plumbing systems (including telephone trunk lines to the Premises) for the Premises, the lobby and all common and public areas of floors to be occupied by Tenant are substantially completed and fully operating in accordance with the approved plans and specifications. E) All facilities and systems servicing the building and passing through the Premises or any part thereof shall have been enclosed and there shall be no access through the Premises which will materially interfere with or adversely affect Tenant's use thereof for the purposes intended; any work remaining to be done in the building shall be of such nature so as to not materially and adversely interfere in a substantial and continuing manner with Tenant's use and occupancy of the Premises for the normal conduct of Tenant's business. F) All room located in the building core on all floors to be occupied in whole or in part by Tenant, including mechanical rooms, toilet rooms, electrical closest, janitor closets, freight elevator anterooms, lobbies and elevator cars and stairways shall have been substantially completed with the building standard finishes, fixtures, and accessories corresponding to each particular core area. G) Landlord shall have delivered to Tenant the certificate of Landlord's architect certifying the space is substantially completed. Tenant and Landlord shall mutually prepare a punch list within 5 days after occupancy and Landlord shall then have 30 days to complete or repair these items, if punch list is not completed within this stated time frame Tenant can make repairs and deduct them from rent.

       (e)   Condition of Premises. Except as otherwise agreed to in writing,
             ---------------------
   Tenant's taking possession of the Premises shall be conclusive evidence against Tenant that the Premises were in good order and satisfactory condition when Tenant took possession notwithstanding paragraph(d) above. Landlord has made no representation respecting the condition of the Premises, the Building or the Property, except as is expressly set forth in this Lease. At the termination of this Lease, by lapse of time or otherwise, Tenant shall remove all Tenant's property, including but not limited to, trade fixtures, from the Premises, and shall return the Premises broom-clean and in as good a condition as when Tenant took possession or as same may thereafter have been put by Landlord, except for ordinary wear, loss by fire or other casualty, and repairs that Landlord is required to make under this Lease. If Tenant fails to remove any or all of its property upon termination of this Lease, such property shall be deemed to be abandoned and shall become the property of Landlord.

       (f)   Overload. To coordinate orderly move-ins and move-outs, no
             --------
   furniture, freight or equipment of any kind exceeding three hundred (300) pounds shall be brought into the Building without prior notice to Landlord and Landlord shall designate the time and manner of moving of the same. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment (EXCEEDING ONE HUNDRED POUNDS PER SQUARE
   FOOT) brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause, and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at Tenant's expense.

   5.  Use of the Premises.
       -------------------

       (a)   Use. Tenant shall use the Premises for the conduct of Tenant's
             ---
   general business activity, and for no other purpose whatsoever. Tenant shall not, without the prior written consent of Landlord, exhibit, sell or offer for sale on the Premises or in the Building any article or thing, except those articles and things generally connected with Tenant's stated use of the Premises.

       (b)   Advertisement. Tenant shall not advertise the business, profession
             -------------
   or activities of Tenant conducted in the

   Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business of Tenant, and shall never use any picture or likeness of the Building in any circulars, notices, advertisements or correspondence without Landlord's prior written consent.

       (c)   Solicitation. Tenant shall not disturb, solicit, or canvas any
             ------------
   occupant of the Building and shall cooperate with Landlord to prevent same.

       (d)   Care. Tenant shall use and occupy the Premises so that no other
             ----
   occupant of any adjoining premises will be unreasonably disturbed and shall create no nuisance in, upon or about the Premises. Subject to the provisions of Paragraph 8(b), Tenant shall take good care of the Premises, the fixtures and appurtenances thereto, and all alterations, additions and improvements thereto. Tenant will not make or permit to be made any use of the Premises or any part thereof, and will not bring into or keep anything in the Premises or any part thereof, that (i) violates any of the covenants, agreements, terms, provisions and conditions of this Lease; (ii) directly or indirectly is forbidden by public law, ordinance or regulation of any governmental or public authority (including zoning ordinances); (iii) is dangerous to life, limb or property; (iv) increases the risk to Landlord or any other tenant or invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operation; or (v) in the reasonable judgment of Landlord, in any way impairs or tends to impair the character, reputation or appearance of the Property as a first-class office building, or impairs or interferes with any of the services performed by Landlord for the Property.

       (e)   Noise; Odors. Tenant shall not use, keep or permit to be used or
             ------------
   kept any foul or noxious gas or substance in the Premises; permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations; interfere in any way with other tenants or those having business therein; or bring in or keep any animals or birds in the Premises. Tenant shall not use the Premises for housing accommodations or lodging or sleeping purposes, or use any illumination other than electric light. Landlord at their sole cost and expense, shall remove the halon prior to commencement of construction.

   6.  Alterations.
       -----------

       (a)   Prohibition. Tenant shall not make any alterations, additions or
             -----------
   improvements (collectively, the "Alterations") to the Premises, or to the Building without the express prior written consent of Landlord; provided, however, that Landlord shall not be unreasonable in withholding consent to nonstructural Alterations. Before commencing any work in connection with the Alterations, Tenant shall furnish to Landlord for its approval the following: (i) detailed plans and specifications therefor, (ii) names and addresses of each of the contractors and subcontractors, (iii) copies of all contracts, subcontracts and necessary permits, (iv) a payment and performance bond, or other indemnification, in form and amount satisfactory to Landlord, protecting Landlord against any and all claims, costs, damages, liabilities and expenses that may arise in connection with the Alterations, (v) such documentation as is necessary to comply fully with the mechanics' lien law of the state in which the Premises is located, and (vi) certificates of insurance, in form and amount satisfactory to Landlord, from all contractors and subcontractors who will perform labor or furnish materials, insuring Landlord against any and all liability for personal injury, including workers' compensation claims and for property damage that may arise out of or be in any manner connected with the Alterations.

       (b)   Indemnification. In addition to the indemnity set forth in
             ---------------
   Paragraph 12 of this Lease, Tenant hereby specifically agrees to indemnify and hold harmless Landlord from and against any and all liabilities, costs and expenses of every kind and description, including attorneys' fees, that may arise out of or in any manner be connected with any Alterations made by Tenant. Tenant shall pay the cost of all such Alterations and all costs associated with decorating the Premises that may be occasioned thereby. Upon completion of any such Alterations, Tenant shall furnish Landlord with (i) receipted bills covering all labor and materials used, together with such documentation as is necessary to comply fully with the mechanics' lien law of the state in which the Premises are located; (ii) a true and correct copy of the certificate of occupancy, if one is issued; and (iii) a certificate of Tenant's architect or engineer stating that such Alterations were made in accordance with the plans and specifications. Notice is hereby given that Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's or other lien for such labor or material shall attach to or affect the reversion or other estate or interest of Landlord in and to the Premises.

       (c)   Compliance and Supervision of Alterations. All Alterations made by
             -----------------------------------------
   Tenant hereunder shall be installed in a good and workmanlike manner, using only materials of the same or higher quality as those installed in the Building. All Alterations shall comply with all requirements of Landlord's insurance carriers and with all laws, rules, ordinances and regulations of any lawful authority. Tenant shall permit

   Landlord to supervise construction operations in connection with any such Alterations, if Landlord requests the right to do so (but Landlord shall have no obligation to make such requests, or having done so, to supervise construction). If Landlord chooses to supervise there shall be not cost to tenant for such supervision. Landlord's supervision of construction shall be done solely for the benefit of Landlord and shall not alter Tenant's liability and responsibility under this Paragraph 6.

       (d)   Landlord's Property. All Alterations, whether temporary or
             -------------------
   permanent, including hardware, non-trade fixtures and wall and floor coverings, whether placed in or upon the Premises by Landlord or Tenant, shall become Landlord's property and shall remain with the Premises at the termination of this Lease, whether by lapse of time or otherwise, without compensation, allowance or credit to Tenant; provided, however, that notwithstanding the foregoing, Landlord may request that any or all of said Alterations in or upon the Premises made by Tenant be removed by Tenant at the termination of this Lease. If Landlord requests such removal or if Tenant removes its trade fixtures, Tenant shall remove the same prior to the end of the Term and shall repair all damage to the Premises, the Building or the Property caused by such removal. Tenant shall not, however, be required to remove pipes and wires concealed in floors, walls or ceilings, provided that Tenant properly cuts and caps the same, and seals them off in a safe, lawful and workmanlike manner, in accordance with Landlord's reasonable requirements and all applicable building codes. If Tenant does not remove any Alterations when requested by Landlord to do so, Landlord may remove the same and repair all damage caused thereby, and Tenant shall pay to Landlord the cost of such removal and repair immediately upon demand therefor by Landlord, plus fifteen percent (15%) of the cost of such removal to reimburse Landlord for its administrative expense. Tenant's obligation to observe or perform this covenant shall survive the expiration or termination of this Lease.

       (e)   Wiring. Landlord will direct electricians as to where and how
             ------
   telephone and computer wires are to be introduced. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to Landlord's approval. Landlord will provide Tenant with specifications for the telephone and computer installation.

   7.  Mechanics' Liens.
       ----------------

       (a) If, because of any act or omission of Tenant, any mechanic's lien or other lien, charge or order for the payment of money shall be filed against any portion of the Premises (other than for Landlords work), Tenant, at its own cost and expense, shall cause the same to be discharged of record or bonded against within ten (10) days of the filing thereof unless Tenant shall contest the validity of such lien by appropriate legal proceedings diligently conducted in good faith and without expense to Landlord; and Tenant shall indemnify and save harmless Landlord against and from all costs, liabilities, suits, penalties, claims and demands, including attorneys' fees, on account thereof.

       (b) If Tenant shall fail to cause such liens to be discharged of record or bonded against within the aforesaid ten (10) day period or shall fail to satisfy such liens within ten (10) days after any judgment in favor of such lien-holders from which no further appeal might be taken, then Landlord shall have the right to cause the same to be discharged. All amounts paid by Landlord to cause such liens to be discharged, plus interest on such amounts at the Default Rate shall constitute Other Charges payable by Tenant to Landlord.


   8.  Maintenance and Repair.
       ----------------------

       (a)   Tenant's Maintenance. Except as provided in Paragraph 8(b) below,
             --------------------
   Tenant, at its sole cost and expense, shall maintain and repair during the Term of this Lease the Premises and every part thereof and any and all appurtenances thereto, including but not limited to, the doors and interior walls of the Premises; special light fixtures; kitchen fixtures; auxiliary heating, ventilation, or air-conditioning equipment; private bathroom fixtures and any other type of special equipment, together with related plumbing or electrical services; and rugs, carpeting, wall coverings, and drapes within the Premises, whether installed by Tenant or by Landlord on behalf of Tenant, and whether or not such items will become Landlord's property upon expiration or termination of this Lease. Notwithstanding the provisions hereof, in the event that repairs required to be made by Tenant become immediately necessary to avoid possible injury or damage to persons or property, Landlord may, but shall not be obligated to, make repairs to such items at Tenant's expense, which shall constitute Other Charges payable by Tenant to Landlord. Within ten (10) days after Landlord renders a bill for the cost of said repairs, Tenant shall reimburse Landlord.

       (b)   Landlord's Maintenance. Subject to Paragraph 8(a) above, Landlord
             ----------------------
   shall keep, repair and maintain the Building (including the roof and structural members, the Common Areas, HVAC, plumbing, sprinklers, mechanical and electrical equipment, the exterior and architectural finish, and all items except those excepted elsewhere in this Lease) of which the Premises are a part, and the lawn, shrubs and other landscaping on the Property, all in good and tenantable condition during the Term of this Lease. Landlord shall, in addition, supply reasonable snow removal for the walkways and parking areas of the Property during Normal Business Hours (as hereinafter defined). Tenant shall notify Landlord immediately when any repair to be made by Landlord is necessary. If any portion of the Building or the Premises is damaged through the fault or negligence of Tenant, its agents, employees, invitees or customers, then Tenant shall promptly and properly repair the same at no cost to Landlord; provided, however, that Landlord may, at its option, make such repairs and Tenant shall, on demand, pay the cost thereof, together with interest at the Default Rate to Landlord as Other Charges. Tenant shall immediately give Landlord written notice of any defect or need for repairs, after which notice Landlord shall have reasonable opportunity to repair same or cure such defect. For the purposes of making any repairs or performing any maintenance, Landlord may block, close or change any entrances, doors, corridors, elevators, or other facilities in the Building or in the Premises, and may close, block or change sidewalks, driveways or parking areas of the Property. Landlord shall not be liable to Tenant, except as expressly provided in this Lease, for any damage or inconvenience and Tenant shall not be entitled to any abatement of rent by reason of any repairs, alterations or additions made by Landlord under this Lease.

       (c)   Inspection. Tenant shall permit Landlord, its agents, employees
             ----------
   and contractors, at any time and otherwise at reasonable times, upon reasonable notice, to take any and all measures, including inspections, repairs, alterations, additions and improvements to the Premises or to the Building, as may be necessary or desirable to safeguard, protect or preserve the Premises, the Building or Landlord's interests; to operate or improve the Building; to comply on behalf of Tenant with all laws, orders and requirements of governmental or other authority (if Tenant fails to do so) after reasonable written notice; to examine the Premises to verify Tenant's compliance with all of the terms, covenants, obligations and conditions of this Lease; or to exercise any rights with respect to the Premises that Landlord may exercise in the event of default by Tenant.

   9.  Common Areas.
       ------------

       (a)   Grant. During the Term of this Lease, Landlord grants to Tenant,
             -----
   its employees, customers and invitees, a nonexclusive license to use, in common with all others to whom Landlord has granted or may hereafter grant a license to use, the common areas of the Property, including but not limited to, the sidewalks, lobbies, halls, passages, exits, vending/food services areas, entrances, elevators, stairways, restrooms, parking areas (except as provided for in subparagraph (b) below), driveways and landscaped areas

   (collectively, the "Common Areas") subject to reasonable rules and regulations respecting the Common Areas as Landlord may from time to time promulgate. The Common Areas shall not be obstructed by Tenant or used for any purpose other than for ingress to and egress from the Premises. The Common Areas are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. Neither Tenant nor its employees, customers or invitees shall go upon the roof or mechanical floors or into mechanical areas of the Building.

       (b)   Parking. Parking will be provided in the surface parking area of
             -------
   the Property, and subject to the limitations below. Landlord shall have the right to designate aboveground parking areas for the use of the Building, and Tenant and its employees shall not park in parking areas not so designated, specifically including entrances. Upon written notice from Landlord, Tenant shall furnish to Landlord, within five (5) days after receipt of such notice, the state automobile license numbers assigned to the automobiles of Tenant and its employees. Landlord shall not be liable for any vehicle of Tenant or its employees that the Landlord shall have towed from the Premises when illegally parked. Landlord shall have no liability to Tenant for any damages or claims arising from the use of the parking area or roadways by Tenant, other tenants, or their customers, invitees or employees. Tenant shall be allotted two hundred and thirty (230) nonreserved parking spaces. Landlord is not responsible for the policing or enforcement of the exclusivity of these underground spaces. Landlord will provide Tenant with seven (7) reserved parking spaces as designated by Landlord. Landlord will also provide for eight (8) non-exclusive visitor parking spaces as designated by Landlord.

       (c)   Right to Change Common Areas. Landlord may do and perform such
             ----------------------------
   acts in and to the Common Areas as, Landlord, in its good business judgment, shall determine to be advisable. Landlord hereby reserves the right to make alterations, additions, deletions or changes to the Common Areas, including, but not limited to, changes in its size and configuration.

   10.  Building Services.
        -----------------

       (a)   Electric. Landlord shall provide electric power to the Premises as
             --------
   an element of tenant improvements. At Landlords sole cost and expense Tenant will be separately metered. Tenant will be billed directly by Commonwealth Edison for their use of electrical service related to use of lights and outlets.

       (b)   Water. Landlord shall provide water for drinking, lavatory and
             -----
   toilet purposes from the regular Building supply (at the prevailing temperature) through fixtures installed by Landlord (or by Tenant with Landlord's prior written consent); provided that Tenant shall reimburse Landlord, at rates fixed by Landlord, for water used by Tenant for supplementary air-conditioning or refrigerating installed by or for Tenant and for any other water used by Tenant (except for public drinking water and public lavatory use).

       (c)   Air-Conditioning and Heat. Landlord shall provide air conditioning
             -------------------------
   and heat to the Premises for comfortable occupancy during Normal Business Hours, subject at all times, however, to restrictions placed upon Landlord by any duly constituted governmental agency and/or by any utility supplier. Tenant shall cooperate fully with Landlord to assure the effective operation of the Building's air-conditioning and heating systems, including the closing of venetian blinds and drapes, and if windows are operable, to keep them closed when the air-conditioning or heating system is in use. Tenant shall not use any apparatus or device in, upon or about the Premises that in any way may increase the amount of such services usually furnished or supplied to tenants in the Building, and Tenant shall not connect any apparatus or device with the conduits or pipes, or other means by which such services are supplied for the purpose of using additional or unusual amounts of such services, without the prior written consent of Landlord. If Tenant uses such services under this provision to excess, Landlord reserves the right to charge Tenant for such services, as rent. If Tenant refuses to make payment upon demand of Landlord, such excess charge shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights granted in this Lease for such breach.

       (d)   Janitor Service. Landlord shall provide janitor service in and
             ---------------
   about the Premises and the Building at the end of each Monday, Tuesday, Wednesday and Thursday, and at Landlord's option, at the end of either Sunday or Friday, except for Holidays (as hereinafter defined). Tenant shall not provide any janitor service without Landlord's prior written consent. If Landlord consents to janitor service provided by Tenant, the same shall be subject to Landlord's rules and regulations and to Landlord's supervision, but at Tenant's sole cost and expense (without reduction in Base Rent or Additional Rental). Landlord shall further provide carpet cleaning in the Common Areas and window cleaning at such times as Landlord, in its sole opinion, considers that such cleaning is necessary. Each Tenant shall cooperate with any janitor service in keeping the Premises neat and clean. Landlord shall be in no way responsible to Tenant, its agents, employees or invitees, for any loss of property from the Premises or for any damage to property thereon, from any cause.

       (e)   Elevator Service. If the Building contains elevators, Landlord
             ----------------
   shall provide passenger elevator during Normal Business Hours. In addition subject to necessary scheduling to coordinate Tenants use with the use by Landlord and the other Tenants of the building, Landlord shall provide Tenant, at no additional cost, weekend use of the elevators for Tenant's initial move to the Premises.

       (f)   Interruption of Services. Tenant hereby acknowledges that any one
             ------------------------
   or more of the utilities or building services specified in this Paragraph 10 may be interrupted or diminished temporarily by Landlord or other person until certain repairs, alterations or other improvements to the Premises or other parts of the Property can be made or by any event or cause which is beyond Landlord's reasonable control, including, without limitation, any ration or curtailment of utility services; that Landlord does not represent, warrant or guarantee to Tenant the continuous availability of such utilities or building services; and that any such interruption shall not be deemed or construed to be an interference with Tenant's right of possession, occupancy and use of the Premises, shall not render Landlord liable to Tenant for damages or entitle Tenant to any reduction of Base Rental, and shall not relieve Tenant from its obligation to pay Base Rental and to perform its other obligations under this Lease. If any substantial service or facility provided by Ownership is unavailable for longer than ten
   (10) days, Tenant shall have full rights under remedies contain in the lease hereunder.

       (g)   Energy Curtailment. Landlord and Tenant specifically acknowledge
             ------------------
   that energy shortages in the region in which the Property is located may from time to time necessitate reduced or curtailed energy consumption on the Property. Tenant shall comply with all such rules and regulations as may be promulgated from time to time by any governmental authority with respect to energy consumption, and during such period of time as such governmental authority may so require, Tenant shall reduce or curtail operations in the Premises as shall be directed by Landlord or such governmental authority. Compliance with such rules and regulations and/or such reduction or curtailment of operation shall not constitute a breach of Landlord's covenant of quiet enjoyment or otherwise invalidate or affect this Lease, and Tenant shall not be entitled to any diminution or abatement in Base Rental during the periods of reduction or curtailment of operations.

       (h)   Normal Business Hours. For purposes of this Lease, "Normal
             ---------------------
   Business Hours" shall mean 7:00 a.m. to 6:00 p.m., Monday through Friday, and 8:00 a.m. to 1:00 p.m. on Saturday and not including Sundays and Holidays. However, the normal business hours for the fourth floor will be extended to 7:00 p.m. Monday through Friday.

       (i)   Holidays. For purposes of this Lease, Holidays shall mean New
             --------
   Year's Day, Memorial Day, Fourth of July, Labor Day, Thanksgiving and Christmas.

       (j) "Upon request of Tenant, Landlord shall furnish air conditioning and heating at times other than the times specified in the Lease, and if such services are furnished by Landlord at such other times, Tenant shall reimburse Landlord for furnishing such services, at Landlord's direct cost. Landlord's cost shall be deemed to mean the minimum reasonable cost required to provide heating and air conditioning to Tenant on an hourly after hours basis or, alternately, shall be shared proportionately between the Tenant and other Tenant, if any, located in the same HVAC zone who are receiving the benefit of such services at the same time as the receiving Tenant.

             Notwithstanding anything contained to the contrary herein, Landlord shall not charge Tenant unit prices for such additional services in excess of any other similar charge to any other Tenant in the Building."

             "In the event Landlord has not billed the Tenant for additional charges within 120 days after the month in which the Landlord claims the charges accrued, the Landlord shall be conclusively presumed to have waived such charge(s).

   11.  Estoppel Certificates. Within ten (10) days after receipt of written
        ---------------------
request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord or to Landlord's mortgagee, prospective mortgagee, land lessor or prospective purchaser of the Property or any part thereof, an estoppel certificate, in form and substance substantially similar to that attached as Exhibit E and incorporated herein by reference. Tenant shall make such modifications to such estoppel certificate as may be necessary to make such certificate true and accurate, it being intended that any such statement delivered pursuant to this Paragraph 11 may be relied upon by any such mortgagee, prospective mortgagee, prospective purchaser, or land lessor of the Property. If Tenant fails to provide such estoppel certificate with ten (10) days after receipt of Landlord's request, Tenant shall be deemed to have approved the contents of any such certificate submitted to Tenant by Landlord and Landlord is hereby authorized to so certify.

   12.  Indemnification; Waiver of Claims.
        ---------------------------------

       (a) Tenant shall protect, indemnify, and hold harmless Landlord, its agents, servants, employees, officers, directors and partners forever against and from (i) any penalty, damages, charges or costs imposed or resulting from any violation of any law, order or ordinance of any governmental agency, by the use and occupancy of the Premises by Tenant, whether occasioned by the neglect of Tenant or those holding under Tenant; (ii) all claims, losses, costs, damages and expenses, including attorneys' fees, arising out of or from any accident or other occurrence on or about the Premises or the Property causing injury to any person or property, caused by the negligent or intentional act or omission of Tenant or its servants, agents or employees;
   (iii) all claims, losses, costs, damages and expenses, including attorneys' fees, arising out of any failure of Tenant in any respect to comply with or perform all the requirements and provisions of this Lease or arising out of any use of the Premises or the Property by Tenant or any one claiming by, through or under Tenant.

       (b) Landlord shall not be liable for, and Tenant hereby waives all claims against Landlord, (i) for any and all damage or loss to fixtures, equipment or other property of Tenant and its servants, agents, employees, contractors, suppliers, invitees, patrons and guests, in, upon or about the Premises or the Property, or (ii) for injury or death to any person, occurring in, upon or about the Premises or the

   Property, resulting from any cause whatever (except caused by the negligent or intentional act or omission of Landlord or its servants, agents or employees), including, but not limited to, water, snow, frost, ice, explosion, falling plaster, fire or gas, smoke or other fumes, nor by reason of the leaking, breaking, backing up or other malfunction of any lines, wires, pipes, tanks, boilers, lifts or any other appurtenances, regardless by whom installed or maintained (Tenant hereby expressly assuming all responsibility for the safety and security of the person and property of Tenant, and its servants, agents, employees, contractors, suppliers, invitees, patrons and guests, while in, upon or about the Premises). The occurrence of any event described in this Paragraph 12 shall not constitute a breach of Landlord's covenant of quiet enjoyment set forth in Paragraph 17.

   13.  Insurance.
        ---------

       (a)   Tenant's Insurance. Tenant, at its sole cost and expense, shall
             ------------------
   carry during the entire Term of this Lease, the following types of insurance:

           (i) Commercial general liability insurance against injuries to persons occurring in, upon or about the Premises, with minimum coverage of Three Million Dollars ($3,000,000.00) per occurrence and Three Million Dollars ($3,000,000.00) aggregate coverage per one (1) accident or disaster, and One Million Dollars ($1,000,000.00) for property damage;

           (ii) Fire, extended coverage, vandalism and malicious mischief, and sprinkler damage and all-risk insurance coverage on all personal property, trade fixtures, floor coverings, wall coverings, furnishings, furniture, and contents for their full insurable value on a replacement cost basis;

           (iii) Business interruption insurance, against loss or damage resulting from the same risks as are covered by the insurance mentioned in subparagraph (i) above in an amount equal to the aggregate of one (1) year's requirement of (A) Base Rental, (B) the amounts payable by Tenant for Additional Rental as provided in subparagraph 3(b), and (C) insurance premiums necessary to comply with this Paragraph 13; and

           (iv) Workers' Compensation or similar insurance, if and to the extent required by law and in form and amounts required by law.

       (b)   Landlord as Additional Insured. All such insurance required to be
             ------------------------------
   maintained by Tenant shall name Landlord as an additional insured and shall be written with a company or companies reasonably satisfactory to Landlord, having a policyholder rating of at least "A" and be assigned a financial size category of at least "Class XIV" as rated in the most recent edition of "Best's Key Rating Guide" for insurance companies, and authorized to engage in the business of insurance in the state in which the Premises are located. Tenant shall deliver to Landlord copies of such policies and customary insurance certificates evidencing such paid-up insurance. Such insurance shall further provide that the same may not be canceled, terminated or modified unless the insurer gives Landlord and Landlord's mortgagee(s) at least thirty (30) days' prior written notice thereof.

       (c)   Landlord's Insurance. Landlord shall maintain in force, at all
             --------------------
   times during the Term of this Lease, a policy or policies of fire and extended coverage insurance to the extent of at least 100% at the replacement value of the Building.

       (d)   Increase in Premiums. If insurance premiums payable by Landlord or
             --------------------
   any other tenant are increased as a result of any breach of Tenant's obligations under this Lease or as a result of Tenant's use and occupancy of the Premises, Tenant shall pay to Landlord an amount equal to any increase in such insurance premiums. Tenant shall have no obligation to pay any portion of insurance premium increases resulting from any other Tenant's use or occupancy.

   14.  Waiver of Subrogation. Neither Landlord nor Tenant shall be liable to
        ---------------------
the other for any business interruption or any loss or damage to property or in any manner growing out of or connected with Tenant's use and occupation of the Premises, the Building or the Property or the condition thereof, or of the adjoining property, whether or not caused by the negligence or other fault of Landlord or Tenant or of their respective agents, employees, subtenants, licensees or assignees; provided, however, that this release shall apply only to the extent that such business interruption or loss or damage is covered by insurance, regardless of whether such insurance is payable to or protects Landlord or Tenant or both. Nothing in this Paragraph 14 shall be construed to impose any other or greater liability upon either Landlord or Tenant than would have existed in the absence hereof. Because this Paragraph 14 will preclude the assignment of any claim mentioned in it by way of subrogation (or otherwise) to an insurance company (or any other person), each party to this Lease agrees immediately to give to each insurance company that has issued to it policies of fire and extended coverage insurance, written notice of the terms of the mutual waivers contained in this paragraph, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages because of the mutual waivers contained in this Paragraph 14.

   15.  Holding Over. If Tenant retains possession of the Premises or any part
        ------------
thereof after the termination of this Lease, Tenant shall, for the next thirty days Tenant shall pay Landlord rent at one hundred twenty-five percent (125%) times the monthly rate in effect immediately to the termination of this Lease. After the initial thirty day period, from that day forward Tenant shall be a Tenant from month to month and Tenant shall pay Landlord rent at one hundred and fifty percent (150%) times the monthly rate in effect prior to the termination of this lease for the time the Tenant remains in possession. No acceptance of rent by, or other act or statement whatsoever on the part of Landlord or its agent or employee, in the absence of a writing signed by Landlord, shall be construed as an extension of or as a consent for further occupancy. Tenant shall indemnify Landlord for all damages, consequential as well as direct, sustained by reason of Tenant's retention of possession. The provisions of this Paragraph 15 do not exclude pursuit of Landlord's right of re-entry or any other right hereunder.

   16.  Assignment and Sublease.
        -----------------------

       (a)   Prohibition. Tenant shall not assign, convey, mortgage, pledge,
             -----------
   encumber or otherwise transfer this Lease or any interest therein, sublet the Premises or any part thereof, or permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant or any successor of Tenant resulting from a merger or consolidation, any entity under common control of any of the partners of Tenant, without receiving Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Tenant may however assign the Premises to an affiliate of Tenant. A transfer by operation of law, merger or consolidation, or a change of any partnership interest in Tenant or in the ownership of the voting stock of Tenant or any direct or indirect parent of Tenant shall be deemed an assignment for purposes of this Paragraph 16. Any purported transfer, encumbrance, pledge, mortgage, assignment or subletting not in compliance herewith shall be void and of no force or effect. In the event of any assignment, subletting, transfer or occupancy by someone other than Tenant, whether or not expressly or impliedly approved by Landlord, Tenant shall, nevertheless, at all times, remain fully responsible and jointly and severally liable for the payment of the rent and for compliance with all other obligations imposed upon Tenant under the terms, provisions and covenants of this Lease. Any assignment or sublease shall contain a provision whereby the assignee or subtenant agrees to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease to the extent applicable, and Tenant shall deliver to Landlord, promptly after execution, an executed copy of each assignment or sublease and an agreement of compliance by each assignee or subtenant. Any sublease shall also contain a provision that in the event of default by Tenant hereunder and a termination of this Lease by Landlord, such subtenant shall, at Landlord's option, attorn to Landlord as if Landlord were the lessor under the sublease.

       (b)   Option to Cancel. Upon receipt of Tenant's written request for
             ----------------
   Landlord's consent to subletting, assignment, transfer or occupancy by someone other than Tenant, Landlord shall have the option to cancel this Lease as of the date the requested subletting, assignment, transfer or occupancy by someone other than Tenant, Landlord shall have the option to cancel this Lease as of the date the requested subletting, assignment, transfer or occupancy by someone other than Tenant is to be effective. Landlord shall exercise its option to cancel this Lease by written notice to Tenant within thirty (30) days after Landlord receives Tenant's request for Landlord's consent. This option to cancel/recapture Premises shall be a one time right at the time Tenant gives notice of intent to sublease, rather than after Tenant has procured a sub-Tenant. If an affiliate Tenant is in involved, Landlord may not cancel or recapture the Premises.

       (c)   Right to Collect Rents Directly. Upon the occurrence of an "event
             -------------------------------
   of default" as set forth in Paragraph 21 hereof, if all or any part of the Premises is then assigned, sublet, transferred or occupied by someone other than Tenant, then, in addition to any other remedies provided in this Lease or provided by law, Landlord, at its option, may collect directly from the assignee, subtenant, transferee or occupant all rent becoming due to Tenant by reason of the assignment, sublease, transfer or occupancy. Any collection directly by Landlord from the assignee or subtenant shall not be construed to constitute a novation or a release of Tenant from the further performance of its obligations under this Lease.

       (d)   Excess Rent. If Tenant assigns this Lease or sublets all or a
             -----------
   portion of the Premises for an amount in excess of the Base Rental (or the pro rata share of Base Rental in the case of a sublease of a portion of the Premises), then Tenant shall pay to Landlord, as rent, fifty percent (50%) of such excess received by Tenant.

   17.  Quiet Enjoyment. If Tenant shall pay the rents and other sums due to
        ---------------
be paid by Tenant hereunder as and when the same become due and payable, and if Tenant shall keep, observe and perform all of the other terms, covenants and agreements of this Lease on Tenant's part to be kept, observed and performed, Tenant shall, at all times during the Term herein granted, peacefully and quietly have and enjoy possession of the Premises without any encumbrance or hindrance by, from or through Landlord, except for regulations imposed by any governmental or quasi-governmental agency on the occupancy of Tenant or the conduct of Tenant's business operations.

   18.  Compliance with Laws and with Rules and Regulations.
        ---------------------------------------------------

       (a)   Laws. Tenant, at its sole cost and expense, shall procure any
             ----
   permits and licenses required for the transaction of Tenant's business in the Premises. Tenant, at its sole cost and expense, shall promptly observe and comply with all present and future laws, ordinances, requirements, orders, directives, rules and regulations of all state, federal, municipal and other agencies or bodies having jurisdiction relating to the use and occupancy of the Premises, the Building and the Property at any time in force, applicable to Tenant's use thereof, except that Tenant shall not be under any obligation to comply with any law, ordinance, rule or regulation requiring any alteration of the Premises, unless such alteration is required because of a condition that has been created by, or at the instance of, Tenant, or is required by reason of a breach of any of Tenant's covenants and agreements under this Lease. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railing, ceiling, floor covering, partitions, or any other property installed in the Premises by Tenant.

       (b)   Rules and Regulations. Tenant and Landlord shall comply with all
             ---------------------
   rules and regulations for the Building, which current rules and regulations are attached hereto as Exhibit F and with such reasonable modifications thereof and additions thereto as Landlord may make hereafter, from time to time. Notwithstanding anything contained in this Lease, Landlord shall not be responsible nor liable to Tenant, it agents, representatives, employees, invitees or licensees, for the nonobservance by any other tenant of any rules and regulations.

   19.  Fire and Casualty.
        -----------------

       (a) If the Premises or the Building or any substantial part 50% of either is damaged or destroyed by fire or other casualty, cause or condition whatsoever, and such damage or destruction cannot be repaired within one hundred twenty days (120) days, Landlord and Tenant may terminate this Lease, by written notice to Tenant given within thirty (30) days after such damage. If the Premises are damaged or destroyed or access thereto or use thereof is affected by the damage, then Landlord's termination shall be effective as of the date of such damage; otherwise said termination shall be effective thirty
   (30) days after such notice. Landlord shall give Tenant a written estimate of time required to repair within thirty (30) days after such damage.

       (b) If the Common Areas in the Building are damaged or destroyed by fire or other casualty, cause or condition whatsoever, to such an extent as to substantially interfere with Tenant's use of the Premises or if the Premises or a substantial part thereof are made untenantable, and such damage or destruction cannot be repaired within one hundred and ninety (90) days, then Tenant may terminate this Lease by giving written notice to Landlord within thirty (30) days after such damage, said termination to be effective as of the date of such damage.

       (c) Unless this Lease is terminated as herein above provided, Landlord shall proceed with due diligence to restore, repair and replace the Premises and the Building to the same condition as they were in as of the Commencement Date. Provided such damage or destruction was not caused or contributed to by an intentional act or negligence of Tenant, its agents, employees, invitees or those for whom Tenant is responsible, from and after the date of such damage to date of completion of said repairs, replacements and restorations, a just proportion of the rent shall abate according to the extent the full use and enjoyment of the Premises are rendered impossible by reason of such damage. Landlord shall be under no duty to restore any alterations, improvements or additions made by Tenant. In all cases, due allowance shall be given to Landlord for any reasonable delays caused by adjustment of insurance loss, strikes, labor difficulties or any cause beyond Landlord's control.

   20.  Eminent Domain.
        --------------

       (a) If all the Premises or a fifty (50%) percent or more substantial part thereof shall be taken for any public or quasi-public use under any statute or by rights of eminent domain or by private purchase in lieu thereof, this Lease shall terminate as of the date of vesting of title. Landlord shall be entitled to receive the entire award paid for such taking or condemnation, Tenant hereby assigning to Landlord all Tenant's right, title and interest therein, if any. Nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property or fixtures belonging to Tenant, for the interruption of or damage to Tenant's business or for Tenant's moving expenses but only if such award shall be in addition to the award for the Property and the Building (or portion thereof) containing the Premises.

       (b) If fifty percent (50%) or more of the Building other than the Premises shall be condemned, taken or purchased in lieu thereof, then Landlord may terminate this Lease by notifying Tenant of such termination within sixty (60) days after the date of vesting of title. This Lease shall expire on the date specified in such notice of termination, which date shall be not less than sixty (60) days after the giving of such notice. The rent hereunder shall be apportioned as of such termination date.

       (c) If more than twenty five (25%) of the surface parking area of the Property is condemned, taken or purchased in lieu thereof, either party shall have the right to terminate this Lease upon giving written notice to the other party within thirty (30) days of such taking and this Lease shall terminate thirty (30) days after the date of such notice.

       (d) Any such taking, condemnation or temporary requisition which does not result in a termination of this Lease, as hereinbefore provided in this Paragraph 20, shall not be cause for any reduction or diminution of the rental payment hereunder.

   21.  Default.
        -------

       (a) If (i) Tenant fails to pay when due any rent, or any other sums required to be paid hereunder by Tenant; or (ii) Tenant defaults in the performance or observance of any other agreement or condition on its part to be performed or observed, and Tenant shall fail to cure said default within twenty (20) days after receipt of written notice thereof by Landlord; or such longer period as is reasonably necessary to remedy such failure provided that Tenant shall continuously and diligently pursue such remedy until such failure is cured: or (iii) Tenant files a voluntary petition in bankruptcy or is adjudicated a bankrupt or insolvent, or files any petition or answer seeking any arrangement, composition, liquidation or dissolution under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors or seeks or consents to or acquiesces in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties, or of the Premises, or makes any general assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due; or (iv) a court enters an order, judgment or decree approving a petition filed against Tenant seeking any arrangement, composition, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, and such order, judgment or decree shall remain unvacated or unstayed for an aggregate of sixty (60) days (whether or not consecutive); or (v) Landlord believes in its reasonable judgment that the prospect of payment or performance of any of the terms, conditions and covenants of this Lease to be paid or performed by Tenant are about to be impaired; or or (vii) Tenant abandons the Premises; then in any such event and at any time thereafter, Landlord may, without further notice to Tenant, and in addition to and not in lieu of any other rights or remedies available to Landlord at law or in equity, exercise any one ormore of the following rights:

           (x) Landlord may (A) terminate this Lease and the tenancy created hereby by giving notice of such election to Tenant, and (B) reenter the Premises, by summary proceedings or otherwise, remove Tenant and all other persons and property from the Premises and store such property in a public warehouse or elsewhere at the sole cost and expense of and for the account of Tenant without Landlord being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby.

           (y) Landlord may reenter and take possession of the Premises, without terminating this Lease and without relieving Tenant of its obligations under this Lease, and divide or subdivide the Premises in any manner Landlord may desire and lease or let the Premises or portions thereof, alone or together with other premises, for such term or terms (which may be greater or less than the balance of the remaining portion of the Term of this Lease) and on such terms and conditions (which may include concessions or free rent and alterations of the Premises) as Landlord, in its discretion, may determine.

       (b) If this Lease is terminated by Landlord pursuant to this Paragraph 21, Tenant nevertheless shall remain liable for any Base Rental, Additional Rental, Other Charges required to be paid hereunder and damages that may be due or sustained prior to such termination, and for all reasonable costs, fees and expenses incurred by Landlord in pursuit of its remedies hereunder, including attorneys', brokers' and other professional fees (all such rents, damages, costs, fees and expenses being referred to herein collectively as "Termination Damages") plus additional damages (the "Liquidated Damages") which are hereby stipulated to be equal to the present value of Base Rental, Additional Rental and Other Charges required to be paid hereunder that, but for termination of this Lease, would have become due during the remainder of the Term, plus the unamortized portion of tenant improvements and leasing commissions, less the fair market rental rate for the remainder of the Term of this Lease discounted at the current five (5) year treasury bill rate. Termination Damages and Liquidated Damages shall be due and payable immediately upon demand by Landlord following any termination of this Lease pursuant to this Paragraph 21.

       (c) If Landlord reenters and takes possession of the Premises pursuant to this Paragraph 21, without terminating this Lease, and relets the Premises or any part thereof (which Landlord shall have no obligation to do), the net rentals from such letting shall be applied first to the costs, fees and expenses incurred by Landlord in pursuit of its remedies hereunder, including attorneys', brokers' and other professional fees, in renting the Premises or part thereof to others from time to time (including the cost and expense of making such improvements to the Premises as may be necessary, in Landlord's sole discretion, to enable Landlord to relet same). The balance, if any, shall be applied by Landlord from time to time on account of the rent and other payments due from Tenant hereunder, with the right reserved to Landlord to bring such actions or proceedings for the recovery of any deficits remaining unpaid as Landlord may deem favorable from time to time without being obligated to await the end of the Term for the final determination of Tenant's account. Any balance remaining, however, after full payment and liquidation of Tenant's account as aforesaid shall be paid to Tenant with the right reserved to Landlord at any time to give notice in writing to Tenant of Landlord's election to cancel and terminate this Lease and the giving of such notice and the simultaneous payment by Landlord to Tenant of any credit balance in Tenant's favor that may at the time be owing to Tenant shall constitute a final and effective cancellation and termination of this Lease and the obligations hereunder on the part of either party to the other. Landlord shall not be liable for, nor shall Tenant's obligations be diminished by reason of, any failure by Landlord to relet the Premises or any failure of Landlord to collect any rent due upon such reletting, providing reasonable efforts to relet or collect have been made by Landlord.

       (d) Upon the termination of this Lease or of Tenant's right to possession of the Premises by lapse of time or earlier termination as herein provided, Tenant shall remove its property from the Premises. Any such property of Tenant not removed from the Premises by Tenant within thirty (30) days after the end of the term or of Tenant's right to possession of the Premises, however terminated, whichever occurs earlier, shall be conclusively deemed to have been forever abandoned by Tenant and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit.

       (e) Notwithstanding anything contained herein, if Landlord shall have given written notice of three (3) defaults in any twelve (12) month period, no further prior notice by Landlord shall be required for Landlord to declare this Lease to be in default.

       (f) If Tenant at any time fails to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may, but shall not be obligated to, and after reasonable notice or demand and without waiving or releasing Tenant from any obligation under this Lease, make such payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith to pay expenses and employ counsel. Tenant shall pay upon demand all of Landlord's costs, charges and expenses, including the fees of counsel, agents and others retained by Landlord, incurred in SUCCESSFULLY enforcing Tenant's obligations hereunder or incurred by Landlord in any litigation, negotiations or transactions in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned, which amount shall be deemed to be rent due and payable by Tenant, upon demand by Landlord, and Landlord shall have the same rights and remedies for the nonpayment thereof, as in the case of default in the payment of rent.

       (g) All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies in this Lease provided, Landlord shall be entitled to the restraint by injunction of the violation or attempted violation of any of the covenants, agreements or conditions of this Lease.

   22.  Waiver of Default or Remedy. No waiver of any covenant or condition or
        ---------------------------
of the breach of any covenant or condition of this Lease shall be taken to constitute a waiver of any subsequent breach of such covenant or condition nor to justify or authorize the nonobservance on any other occasion of the same or of any other covenant or condition hereof, nor shall the acceptance of rent by Landlord at any time when Tenant is in default under any covenant or condition hereof be construed as a waiver or such default or of Landlord's right to terminate this Lease on account of such default, nor shall any waiver or indulgence granted by Landlord to Tenant be taken as an estoppel against Landlord, it being expressly understood that if at any time Tenant shall be in default in any of its covenants or conditions hereunder an acceptance by Landlord of rental during the continuance of such default or the failure on the part of Landlord promptly to avail itself of such rights or remedies as Landlord may have, shall not be construed as a waiver of such default, but Landlord may at any time thereafter, if such default continues, terminate this Lease or assert any other rights or remedies available to it on account of such default in the manner hereinbefore provided.

   23.  Landlord's Lien.
        ---------------

   25.  Force Majeure. If Landlord or Tenant shall be delayed, hindered in or
        -------------
prevented from the performance of any act required hereunder (other than the payment of rent and other charges payable by Tenant) by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, riots, insurrection, the act, failure to act or default of the other party, war or any other reason beyond the reasonable control of the party who is seeking additional time for the performance of such act, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a reasonable period, in no event to exceed a period equivalent to the period of such delay. No such interruption of any service to be provided by Landlord shall ever be deemed to be an eviction, actual or constructive, or disturbance of Tenant's use and possession of the Premises, the Building or the Property.

   26.  Subordination of Lease.
        ----------------------

       (a) Landlord reserves the right and privilege to subject and subordinate this Lease to any and all mortgages, deeds of trust or land leases now existing upon or that may be hereafter placed upon the Premises and the Property and to all advances made or to be made thereon and all renewals, modifications, consolidations, replacements or extensions thereof and if such right is exercised, the lien of any such mortgages, deeds of trust or land leases shall be superior to all rights hereby or hereunder vested in Tenant, to the full extent of all sums secured thereby. In confirmation of such subordination, Tenant shall, on request of Landlord or the holder of any such mortgages, deed(s) of trust and land leases, execute and deliver to Landlord within ten (10) days any instrument that Landlord or such holder may reasonably request. Landlord shall use their best efforts to obtain a non-disturbance agreement. "Notwithstanding anything to the contrary in this Lease, Landlord's right to subordinate this Lease is conditioned upon Landlord providing Tenant with a Non-Disturbance and Attornment Agreement, signed by the Lender, in the form attached as Exhibit 26(a) to this Lease," or in such other form as is acceptable to Lender and Tenant.

       (b) If the interest of Landlord under this Lease shall be transferred by reason of foreclosure, deed in lieu of foreclosure, or other proceedings for shall be bound to the transferee (the "Purchaser") under the terms, covenants and conditions of this Lease for the balance of the Term remaining, and any extensions or renewals, with the same force and effect as if the Purchaser were the landlord under this Lease, and at the option of Purchaser, Tenant shall attorn to the Purchaser (including the mortgagee under any such mortgage, if it be the Purchaser), as its landlord, the attornment to be effective and self-operative without the execution of any further instruments upon the Purchaser succeeding to the interest of Landlord under this Lease. The respective rights and obligations of Tenant and the Purchaser upon the attornment, to the extent of the then remaining balance of the Term of this Lease, and any extensions and renewals, shall be and are the same as those set forth in this Lease.

   27.  Notices and Consents. All notices, demands, requests, consents and
        --------------------
approvals that may or are required to be given by either party to the other shall be in writing and shall be deemed given when sent by United States certified or registered mail, postage prepaid, or by overnight courier (a) if for Tenant, addressed to Tenant at 2200 Golf Road, Des Plaines, Illinois 60016
Attention: President, or at such other place as Tenant may from time to time designate by notice to Landlord, or (b) if for Landlord, addressed to __________ _______________ with a copy to Landlord, c/o OTR, 275 East Broad Street, Columbus, Ohio 43215, Attention: Real Estate Manager, or at such other place as

Landlord may from time to time designate by notice to Tenant. All consents and approvals provided for herein must be in writing to be valid. Notice shall be deemed to have been given if addressed and mailed as above provided on the date two (2) days after deposit in the United States mail or one (1) day after deposit with an overnight courier.

   28.  Security Deposit.
        ----------------

   29.  Miscellaneous Taxes. Tenant shall pay, prior to delinquency, all taxes
        -------------------
assessed against or levied upon its
occupancy of the Premises, or upon the fixtures, furnishings, equipment and all other personal property of Tenant located in the Premises, if nonpayment thereof shall give rise to a lien on the Premises, and when possible Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the property of Landlord. In the event any or all of Tenant's fixtures, furnishings, equipment and other personal property, or upon Tenant's occupancy of the Premises, shall be assessed and taxed with the property of Landlord, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's fixtures, furnishings, equipment or personal property.

                               [PAGE LEFT BLANK]

   31.  Brokerage Commission. Tenant represents and warrants to Landlord that
        --------------------
Tenant has been represented by Grubb & Ellis, whose fee shall be paid by Landlord, in connection with this leasing transaction. Landlord represents and warrants to Tenant that Landlord has dealt with no broker, agent or other person in connection with this transaction other than Frain Camins & Swartchild who would be entitled to a fee or commission. Landlord and Tenant each shall indemnify and hold harmless the other from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with such indemnifying party with regard to this leasing transaction. The provisions of this Paragraph 31 shall survive the termination of this lease.

   32.  Hazardous Devices and Contaminants.
        ----------------------------------

       (a)   Prohibition. Except with the prior written consent of Landlord,
             -----------
   Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air-conditioning apparatus in or about the Premises, or carry on any mechanical business therein. Except for Contaminants (as hereinafter defined) used in the ordinary course of business and in compliance with Requirements of Law (as hereinafter defined), Tenant and its agents, employees, contractors and invitees shall not use, store, release, generate or depose of or permit to be used, stored, released, generated or disposed of any Contaminants on or in the Premises.

       (b)   Indemnification. Tenant shall indemnify and hold harmless Landlord,
             ---------------
   its agents, servants, employees, officers and directors forever from and against any and all liability, claims, demands and causes of action, including, but not limited to, any and all liability, claims, demands and causes of action by any governmental authority, property owner or any other third person and any and all expenses, including attorneys' fees (including, but not limited to, attorneys' fees to enforce Tenant's obligation of indemnification under this Paragraph 32(b)), relating to any environmental liability resulting from (i) any Release by Tenant, its agents or employees, servants and assignees (as hereinafter defined) of any Contaminant at the Premises or emanating from the Premises to adjacent properties or the surrounding environment during the Term of this Lease; (ii) during the Term of this Lease, any generation, transport, storage, disposal, treatment or other handling of any Contaminant at the Premises by Tenant, including, but not limited to, any and all off-site transport, storage, disposal, treatment or other handling of any Contaminant generated, produced, used and/or originating in whole or in part from the Premises; and (iii) any activities by Tenant at the Premises during the Term of this Lease that in any way might be alleged to fail to comply with any Requirements of Law.

   NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS LEASE, LANDLORD AND
STRBO SHALL INDEMNIFY AND HOLD TENANT AND ITS EMPLOYEES HARMLESS FROM ANY LOSS, LIABILITY, SUITS AND EXPENSES, INCLUDING BUT NOT LIMITED TO ANY CLEAN-UP COSTS AND RELATED REMEDIAL INVESTIGATIONS, AND INCLUDING REASONABLE CONSULTANTS' AND ATTORNEYS' FEES AND COSTS, ARISING OUT OF OR RELATED TO ANY CONTAMINATION OR RELEASE EXISTING OR OCCURRING PRIOR TO THE COMMENCEMENT DATE.

   (c)   Definitions.
         -----------

         (i) "Contaminant" shall mean any substance or waste containing hazardous substances, pollutants, and contaminants as those terms are defined in the federal Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. and any substance similarly defined or identified in any other federal, provincial or state laws, rules or regulations governing the manufacture, import, use, handling, storage, processing, release or disposal of substances or wastes deemed hazardous, toxic, dangerous or injurious to public health or to the environment. This definition includes friable asbestos and petroleum or petroleum-based products.

          (ii) "Requirements of Law" shall mean any federal, state or local law, rule, regulation, permit, agreement, order or other binding determination of any governmental authority relating to the environment, health or safety.

          (iii) "Release" shall have the same meaning as in the federal Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601, et seq.

   33.    Exculpation. This Lease is executed by certain general partners of
          -----------
Landlord, not individually, but solely on behalf of, and as the authorized nominee and agent for STRBO, and in consideration for entering into this Lease, Tenant hereby waives any rights to bring a cause of action against the individuals executing this Lease on behalf of Landlord (except for any cause of action based upon lack of authority or fraud), and all persons dealing with Landlord must look solely to STRBO's assets for the enforcement of any claim against Landlord, and the obligations hereunder are not binding upon, nor shall resort be had to the private property of any of, the trustees, officers, directors, employees or agents of STRBO.

   34.    Signs. Tenant shall not display, inscribe, print, paint, maintain or
          -----
affix on any place in or about the Building any sign, notice, legend, direction, figure or advertisement, except on the doors of the Premises, and then only such name(s) and matter, and in such color, size, place and materials, as shall first have been approved by Landlord in writing. Landlord reserves the right to install and maintain a sign or signs on the exterior or interior of the Building. If Tenant desires, Landlord shall list Tenant on the Building directory board, at Tenant's sole cost and expense.

   35.    Locks. No additional locks or similar devices shall be attached to any
          -----
door or window without Landlord's prior written consent. Except for those keys provided by Landlord, no keys for any door shall be made. If more than two keys for one lock are desired, Landlord will provide the same upon payment by Tenant. All keys must be returned to Landlord at the expiration or Termination of this Lease. Tenant shall see that the doors and windows, if operable, of the Premises are closed and securely locked before leaving the Building.

   36.    Employment. Tenant shall not contract for any work or service that
          ----------
might involve the employment of labor incompatible with the Building employees or employees of contractors doing work or performing services by or on behalf of Landlord.

   37.    Plumbing. Tenant must observe strict care and caution that all water
          --------
faucets and water apparatus are shut off before Tenant or its employees leave the Building to prevent waste or damage. Plumbing fixtures and appliances shall be used only for purposes for which constructed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by Tenant shall be paid by Tenant and Landlord shall not in any case be responsible therefor.

   38.    Certain Rights Reserved to Landlord. Landlord reserves the following
          -----------------------------------
rights:

       (a) To name the Building and to change the name or street address of the Building;

       (b) To designate all sources furnishing sign painting and lettering, ice, towels, toilet supplies, and like services used on the Premises or in the Building;

       (c) On reasonable prior notice to Tenant, to exhibit the Premises to prospective tenants during the last twelve (12) months of the Term, and to exhibit the Premises to any prospective purchaser, mortgagee, or assignee of any mortgage on the Property and to others having a legitimate interest at any time during the Term; and

       (d) To install vending machines of all kinds in the Property, and to provide mobile vending service therefor, and to receive all of the revenue derived therefrom; provided, however, that no vending machines shall be installed by Landlord in the Premises nor shall any mobile vending service be provided therefor, unless Tenant so requests.

   39.    Miscellaneous.
          -------------

       (a) No receipt of money by Landlord from Tenant after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises shall reinstate, continue or extend the Term of this Lease or affect any such notice, demand or suit or imply consent for any action for which Landlord's consent is required.

       (b) The term "Landlord" as used in this Lease, so far as covenants or agreements on the part of Landlord are concerned, shall be limited to mean and include only the owner (or ground lessor, as the case may be) for the time being of the Premises. If the Premises or the underlying lease, if any, be sold or transferred, the seller thereof shall be automatically and entirely released of all covenants and obligations under this Lease from and after the date of conveyance or transfer, provided the purchaser on such sale has assumed and agreed to carry out all covenants and obligations contained in this Lease to be performed on the part of Landlord hereunder, it being hereby agreed that the covenants and obligations, contained in this Lease to be performed on the part of Landlord, hereunder it being hereby agreed that the covenants and obligations contained in this Lease shall be binding under Landlord, its successors and assigns, only during their respective successive period of ownership.

       (c) It is understood that Landlord may occupy portions of the Building in the conduct of Landlord's business. In such event, all references herein to other tenants of the Building shall be deemed to include Landlord as occupant.

       (d) All of the covenants of Tenant hereunder shall be deemed and construed to be "conditions" as well as "covenants" as though the words specifically expressing or implying covenants and conditions were used in each separate instance.

       (e) In the event of variation or discrepancy among counterparts, Landlord's original copy of this Lease shall control.

       (f) This Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, provided that this provision shall in no manner enlarge Tenant's rights of assignment, which right of assignment has been restricted under the foregoing provisions of this Lease.

   40.    Relationship of Parties. Any intention to create a joint venture,
          -----------------------
partnership or principal and agent relationship between the parties hereto is hereby expressly disclaimed. This Lease shall create the relationship of landlord and tenant between Landlord and Tenant.

   41.    Gender and Number. Whenever words are used herein in any gender, they
          -----------------
shall be construed as though they were used in the gender appropriate to the context and the circumstances, and whenever words are used herein in the singular or plural form, they shall be construed as though they were used in the form appropriate to the context and the circumstances.

   42.    Topic Headings. Headings and captions in this Lease are inserted for
          --------------
convenience and reference only and in no way define, limit or describe the scope or intent of this Lease nor constitute any part of this Lease and are not to be considered in the construction of this Lease.

   43.  Counterparts. Several copies of this Lease may be executed by all of the
        ------------
parties. All executed copies constitute one and the same Lease, binding upon all parties.

   44.  Entire Agreement. This Lease contains the entire understanding between
        ----------------
the parties and supersedes any prior understanding or agreements between them respecting the subject matter. No representations, arrangement, or understandings except those fully expressed herein, are or shall be binding upon the parties. No changes, alterations, modifications, additions or qualifications to the terms of this Lease shall be made or be binding unless made in writing and signed by each of the parties.

   45.  Recording. The parties agree that this Lease shall not be recorded, but
        ---------
a Short Form Lease or Memorandum of Lease, complying in form with applicable state law, shall be executed setting forth the description of the Premises, the Term of this Lease and other pertinent provisions, which Short Form Lease or Memorandum of Lease may be recorded by either party in lieu of recordation of this Lease.

   46.  Governing Law; Invalidity of any Provisions. This Lease shall be subject
        -------------------------------------------
to and governed by the laws of the state in which the Premises are located. If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the other terms of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

   IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

Witness:                                  LANDLORD:

                                          OTR, an Ohio general
                                          partnership,
                                          acting as the duly authorized
                                          nominee of the BOARD OF THE
                                          STATE TEACHERS RETIREMENT
                                          SYSTEM OF OHIO

   [SIGNATURE NOT LEGIBLE]
- ----------------------------------
   [SIGNATURE NOT LEGIBLE]
- ----------------------------------         By:     [SIGNATURE NOT LEGIBLE]
                                               --------------------------------

                                          [SIGNATURE NOT LEGIBLE], a general
                                          -----------------------
                                          partner

                                          TENANT:

                                          UNITED STATIONERS SUPPLY CO.,
                                          an Illinois Corporation

________________________________


________________________________          By:________________________________



STATE OF OHIO           )
                        )  SS:
COUNTY OF FRANKLIN      )


   BE IT REMEMBERED, that on this 30th day of July, 1993 before me, the
                                  ----        ----    --
subscriber, a Notary Public, personally appeared the above-named OTR, an Ohio general partnership, by Stephen A. Mitchell, a general partner, known to me and
                        -------------------
known to me to be the person who signed the foregoing instrument as such partner, who acknowledged to me that he signed said instrument as such partner, duly authorized by the partnership so to do, and that the signing of the same was his free act and deed, as such partner, for and on behalf of said partnership, for the uses and purposes therein set forth.

   IN TESTIMONY WHEREOF, I have hereunto subscribed by name and affixed the official seal of my office at Chambers, Ohio, on the day and year last above
                              --------  ----
written.

       /s/ PAMELA J. MCCAMMON
- ------------------------------------
                              Notary Public

STATE OF  ILLINOIS    )
          --------
                      )  SS:
COUNTY OF  COOK       )
           ----


     BE IT REMEMBERED, that on this 15th day July, 1993, before me, the
                                    ----     ----    --
subscriber, a Notary Public and for said County and State, personally appeared the above-named UNITED STATIONERS SUPPLY CO. organized under the laws of the
                ----------------------------
State of ILLINOIS by OTIS H HALLEEN, its Vice Pres., known to me and known to me
         --------    --------------      ---------
to be the person who signed the foregoing instrument as such Vice President, who
                                                             --------------
acknowledged to me that he signed said instrument as such Vice Pres., duly
                        --                                ---------
authorized by the
directors of said corporation so to do, and that the signing of the same was his
- ---------         -----------                                                ---
free act and deed, as such officer, for and on behalf of said United Stationers
                                                              -----------------
Supply Co, for the uses and purposes therein set forth.
- ---------

   IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed the official seal of my office at Des Plaines, Illinois, on the day and year last
                              -----------  --------
above written.


/s/  Joan M. Hefferman
- ---------------------------------------
                                 Notary Public

                              [SEAL APPEARS HERE]

                              [PLAN APPEARS HERE]

                              [PLAN APPEARS HERE]

                                   EXHIBIT B
                               LEGAL DESCRIPTION

   Lot 501 in Kensington Center - Phase Five, being a subdivision in part of the Northeast 1/4 of Section 35, Township 42 North, Range 11 East of the Third Principal Meridian, as per plat filed February 8, 1985 as LR 3418941 in Cook County, Illinois.

                                   EXHIBIT C

                          COMMENCEMENT DATE AGREEMENT
                          ---------------------------

   THIS COMMENCEMENT DATE AGREEMENT ("Agreement") dated _________, 199_ is between OTR, an Ohio general partnership, whose address is 275 East Broad Street, Columbus, Ohio 43215, acting as the duly authorized nominee of The State Teachers Retirement System of Ohio ("Landlord"), whose address is 275 East Broad Street, Columbus, Ohio 43215, and _______________, a _______________ ("Tenant"),
whose address is _________________________________.

                             W I T N E S S E T H:
                             - - - - - - - - - -

   A. Landlord and Tenant executed a certain Lease dated _____________, 199_ (the "Lease").

   B. The Lease provides that the Lease will commence on the date that Landlord delivers possession of the Premises (as defined in the Lease) to Tenant.

   C. Landlord and Tenant now desire to set forth in writing the actual date of delivery of the Premises and the actual commencement date of the Lease.

   NOW THEREFORE in consideration of the mutual covenants and promises contained herein and other valuable consideration, the parties agree that the Lease commenced on ______________, 199_ and shall terminate on _______________,
______.

   IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on the day and year first above written.

Signed and Acknowledged                   LANDLORD: OTR, an Ohio
general partnership
the Presence of:                          acting as the duly authorized
                                          nominee of The State Teachers
                                          Retirement System of Ohio

________________________________


________________________________          By:_____________________________
                                          ________________, a general
                                          partner


                                          TENANT:

                                          UNITED STATIONERS SUPPLY CO.

______________________________

_______________________________       By: ________________________________

                                           Its: ___________________________

STATE OF OHIO           )
                        )   SS:
COUNTY OF FRANKLIN      )

   BE IT REMEMBERED, that on this ______ day of _____________, 199_, before me, the subscriber, a Notary Public, personally appeared the above-named OTR, a partnership organized under the laws of the State of Ohio, by Stephen A. Mitchell, a general partner, known to me and known to me to be the person who signed the foregoing instrument as such partner, who acknowledged to me that he signed said instrument as such partner, duly authorized by the partnership so to do, and that the signing of the same was his free act and deed , as such partner, for and on behalf of said partnership, for the uses and purposes therein set forth.

   IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed the official seal of my office at Columbus, Ohio, on the day and year last above written.

_______________________________________________
                                  Notary Public


STATE OF ________________       )
                   ) SS:
COUNTY OF _______________       )

   BE IT REMEMBERED, that on this _____ day _________, 19__, before me, the subscriber, a Notary Public and for said County and State, personally appeared the above-named ____________ organized under the laws of the State of ____________ by ___________, its ___________, known to me and known to me to be the person who signed the foregoing instrument as such ___________, who acknowledged to me that _____ signed said instrument as such __________, duly authorized by the ______________ of said _____________ so to do, and that the signing of the same was _____ free act and deed, as such officer, for and on behalf of said _____________, for the uses and purposes therein set forth.

   IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed the official seal of my office at ____________, __________, on the day and year last above written.

______________________________________________
                                     Notary Public

                        EXHIBIT D   TENANT IMPROVEMENTS

Landlord will provide a turnkey buildout based on plans and specifications prepared by SDG Architects dated 7-14-93.


                              [MAP APPEARS HERE]

                  EXHIBIT D    TENANT IMPROVEMENTS CONTINUED

                              [PLAN APPEARS HERE]

                                   EXHIBIT E

                          TENANT ESTOPPEL CERTIFICATE
                          ---------------------------

RE:
Premises:_________________________________
   Lease Dated:________________________________
   Amendment(s) Dated:________________________
   Between___________________________________ (Landlord)
   and_________________________________________ (Tenant)
   Square Footage Leased:_______________________
   Floor(s)/Suite #(s):_____________________________

The undersigned, Tenant under the above-referenced lease ("Lease"), certifies to the following:

1. We have taken possession of and accepted the Premises described above, except as follows:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
______________________________

2. The lease terms as described below are true and accurate, and the lease is in full force and effect:

   Base Rent: _________________________________________ per year
   Expense Stop: ______________________________________ per square foot

Escalations:____________________________________________________________________
_______

   Free Rent: ____________________________________________
   Commencement Date: ____________________________________
   Expiration Date: ______________________________________
   Renewals: _____________________________________________

3. No part of the Premises has been subleased or assigned except as follows:_______________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

4. The rent has been paid
   through: ____________________________________________________________________
   _______

5. The security deposit is
   _____________________________________________________________________________
   ______
   There are no tax or insurance
   escrows______________________________________________________________________

6. We are not in default of our obligations under the Lease. Landlord, to the best of our knowledge, is not in default of its obligations under the Lease. There exists no defense or counterclaim to rent or other sums required to be paid by us under or pursuant to the Lease.

If Tenant is a corporation, the undersigned is a duly appointed officer of the corporation signing this certificate and is the incumbent in the office indicated under his/her name. In any event, the undersigned individual is duly authorized to execute this certificate.

Date: ________________________, 19___
Signed: __________________________________________________
                                                       (Signature)


__________________________________________________________
                                                    (Print Name & Title)

                                   EXHIBIT F
                                   ---------

                             RULES AND REGULATIONS

     1. Any sign, lettering, picture, notice or advertisement installed on or in any part of the Premises and visible from the exterior of the Building, or visible from the exterior of the Premises, shall be installed at Tenant's sole cost and expense and in such manner, character and style as Landlord may approve in writing. In the event of a violation of the foregoing by Tenant, Landlord may remove the same without any liability and may charge to Tenant the expense incurred by such removal.

     2. No awning or other projection shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be visible from the exterior of the Building, or hung in, or used in connection with any window or door of the Premises without the prior written consent of Landlord. Such quality, type, design and color of window treatments shall be approved by Landlord and shall be attached in a manner approved by Landlord.

     3. Tenant shall not place objects against glass partitions, doors or windows of the exterior of the Building and shall promptly remove any such objects upon notice from Landlord.

     4. Tenant shall not make excessive noises, cause disturbances or vibrations or use or operate any electrical or mechanical devices that emit excessive sound or other waves or disturbances or create obnoxious odors, any of which may be offensive to other tenants and occupants of the Building, or that would interfere with the operation of any device, equipment, radio, television broadcasting or reception from or within the Building or elsewhere and shall not place or install any projections, antennas, aerials or similar devices inside or outside of the Premises or on the Building.

     5. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured after normal business hours.

     6. No person or contractor not employed by Landlord shall be used to perform janitorial work, window washing, cleaning, maintenance, repair or similar work in the Premises without the written consent of Landlord, which consent shall not be unreasonably withheld.

     7. Landlord shall have the right to prohibit any advertising by Tenant which in Landlord's reasonable opinion tends to impair the reputation of the Building or its desirability as an office complex for office use, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     8. Any carpeting cemented down by Tenant shall be installed with a releasable adhesive. In the event of a violation of the foregoing by Tenant, Landlord may charge the expense incurred by such removal to Tenant.

     9. No electric circuits for any purpose shall be brought into the Premises without Landlord's written permission specifying the manner in which same may be done.

     10. No bicycle or other vehicle, and no dog or other animal other than service animals for persons with disabilities, shall be allowed in offices, halls, corridors, or elsewhere in the Building.

     11. Tenant shall not throw anything out of the door or windows, or down any passageways or elevator shafts.

     12. All loading, unloading, receiving or delivering of goods, supplies or disposal of garbage or refuse shall be made only through entryways and freight elevators provided for such purposes and indicated by Landlord. Tenant shall be responsible for any damage to the Building or the property of its employees or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the Premises, and shall make all repairs and improvements required by Landlord or governmental authorities in connection with the use or moving of such articles.

     13. All safes, equipment or other heavy articles shall be carried in or out of the Premises only at such time and in such manner as shall be prescribed in writing by Landlord. Any such safe, equipment or other heavy article shall only be used by Tenant in a manner which will not interfere with or cause damage to the Premises or the Building in which they are located, or to the other tenants or occupants of the Building. Tenant shall be responsible for any damage to the Building or the property of its employees or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the Premises, and shall make all repairs and improvements requires by Landlord or governmental authorities in connection with the use or moving of such articles.

     14. Vending machines shall not be installed without permission of the Landlord except for food and soft drink vending machines which are for the sole and exclusive use of Tenant's employees.

     15. Wherever in these Building Rules and Regulations the word "Tenant" occurs, it is understood and agreed that it shall mean Tenant's servants, employees, agents, customers, invitees, successors and assigns. Wherever the work "Landlord" occurs, it is understood and agreed that it shall mean Landlord's servants, employees, agents, customers, invitees, successors and assigns.

     16. Landlord shall have the right upon notice to Tenant at least twenty-four (24) hours in advance, which notice may be oral, telephonic or otherwise, to enter upon the Premises at all reasonable hours for the purpose of inspecting the same.

     17. Tenant shall, when using the common parking facilities, if any, in and around the building, observe and obey all signs regarding fire lanes and no parking zones, and when parking always park between the designated lines. Landlord reserves the right to tow away, at the expense of the owner, any vehicle which is improperly parked or parked in a no parking zone. All vehicles shall be parked at the sole risk of the owner, and Landlord assumes no responsibility for any damage to or loss of vehicle. No vehicles shall be parked overnight.

     18. At all times Landlord's property manager shall be in charge of the Building and (a) persons may enter the Building only in accordance with Landlord's regulations, (b) persons entering or departing from the Building may be questioned regarding their business in the Building, and the right is reserved to require the use of an identification card or other access device and the registering of such persons as to the hour of entry and departure, nature of visits, and other information deemed necessary for the protection of the Building, and (c) all entries into and departures from the Building will take place through such one or more entrances as Landlord shall from time to time designate; provided, however, anything herein to the contrary notwithstanding, Landlord shall not be liable for any lack of security in respect to the Building whatsoever. Landlord will normally not enforce clauses
(a), (b) and (c) above from 7:00 a.m. to 6:00 p.m., Monday through Friday, and from 8:00 a.m. to 1:00 p.m. on Saturdays, but it reserves the right to do so or not to do so at any time at its sole discretion. In case of invasion, mob riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants or the protection of the Building and the property therein. Landlord shall in no case be liable for damages for any error or other action taken with regard to the admission to or exclusion from the Building of any person.

     19. Landlord reserves the right at any time and from time rescind, alter or waive, in whole or in part, any of these Rules and Regulations when it is deemed necessary, desirable, or proper, in Landlord's judgment, for its best interest or for the best interest of the tenants of the Building.

     20. Tenant shall observe faithfully and comply strictly with the foregoing rules and regulations and such other and further appropriate rules and regulations as Landlord and Landlord's additional rules and regulations shall be given in such manner as Lessor may reasonably elect.

                                  "EXHIBIT G"

                           JANITORIAL SPECIFICATIONS
                           -------------------------

A.  TENANT AREAS
    ------------

    DAILY SERVICES  -  Five (5) days per week (Monday through Friday),
    --------------
between the hours of 6:00 p.m. and 2:00 a.m. or other schedule to be reviewed and approved by FC&S.

          1.  Clean, polish and sanitize drinking fountains.
          2.  Empty waste baskets, ash trays and other trash receptacles.
          3. Ash trays to be wiped clean. Trash to be removed from building to designated pick up areas.
          4. All chairs and waste baskets to be returned to proper position when cleaned.
          5. Dust mop all hard surface floors with specially treated dust mops and spot mop daily.
          6. Thoroughly vacuum carpets. Remove spots and chewing gum from carpet.
          7. Thoroughly dust desks and office furniture and office accessories. Spot clean with mild soap solution as required. Items included are as follows:

                    Desks
                    Bookcases
                    Counters
                    Clocks
                    Tables
                    File Cabinets
                    Telephones
                    Chairs
                    Pictures
                    Desk Displays
                    Desk Accessories
                    Lamp/Shades

          8.  All items to be returned to proper position after clean-up.
          9. Remove finger prints from doors, door frames, walls and wall switches.
         10.  Spot clean entrance door glass and all partition glass.
         11.  Clean glass desk tops.

    WEEKLY SERVICES
    ---------------

         12. Thoroughly polish/clean desks, office furniture and office accessories (encompassing above listed items) taking care that build-up does not occur on items treated with an oil based polish.

B.  PUBLIC AREAS
    ------------

    DAILY SERVICES  -  Five (5) days per week (Monday through Friday)
    --------------

          1. Dust mop all hard surface floors with specially treated dust mop. Damp mop and buff, as necessary.
          2.  All carpets are to be vacuumed nightly.
          3.  Clean, polish and sanitize drinking fountain.
          4. Remove fingerprints from doors, door frames, wall and wall switches.
          5.  Empty waste baskets, ash trays and other trash receptacles.
          6. Ash trays to be wiped clean. Trash to be removed from building to designated pick up area.
          7.  Spot clean entrance door glass and all partition glass.
          8. Clean and polish elevator doors and control panels. Thoroughly clean inside of elevator cabs. Vacuum elevator carpeting, door tracks and saddles.
          9.  Clean lunchroom furniture and appliances.
         10.  Damp mop and spot clean lunchroom floors.
         11.  Spot mop hard surface floor areas for spillage.
         12. Maintain walk-off mats in lobby vacuuming daily and shampooing as necessary.

C.  TENANT AND PUBLIC AREAS
    -----------------------

    WEEKLY SERVICES
    ---------------

          1. Completely dust all low reach areas, chair rungs, and inside of door jams.
          2. Completely dust window sills, ledges, door louvers and wood paneling molding, handrails and railings.
          3. Raise and dust all levelors, window frames and sills. Do not use acetone as this is painted surface.
          4.  Clean and polish entrance door metal and thresholds.
          5. Clean fire extinguishers and/or fire hose cabinet - dust and clean glass.
          6. Remove all spots, smudges and marks from doors, partitions, walls, wood-work, window frames, mullions and ledges, wall switches and outlet plugs in floors and walls.
          7.  Thoroughly sweep stairwells throughout building.
          8.  Clean and sanitize telephones.
          9.  Clean outside doors and mailchutes.
         10. All carpets are to be edged with an edging tool and baseboards will be wiped with a treated dust cloth weekly.
         11.  Damp mop and spray buff all hard surface floors weekly.
         12.  Dust all high-reach areas, door frames and tops of partitions.

    MONTHLY SERVICES
    ----------------

         13.  Vacuum upholstered furniture.
         14.  Dust all picture moldings and frames.
         15.  Vacuum wall vents and ceiling vents.

    QUARTERLY SERVICES
    ------------------

         16.  Wipe down all plastic, leather and wood furniture.
         17.  Vacuum draperies and cornices or blinds.
         18. Shampoo carpets of public areas in front of elevators and corridor areas on all floors.
         19.  Scrub and refinish all hard surface floors quarterly.

    SEMI-ANNUAL SERVICES
    --------------------

         20.  Strip and refinish all hard surface floors semi-annually.

D.  RESTROOM SERVICES
    -----------------

    NIGHTLY
    -------

          1.  Floors. Floors will be swept clean and wet-mopped using a
              ------
              germicidal detergent approved by FC&S. The floors will then be mopped dry and all watermarks and stains wiped from walls and metal partition bases.

          2.  Metal Fixtures. Wash and polish all mirrors, powder shelves,
              --------------
              bright work (including exposed piping below wash basins), towel dispensers, receptacles and any other metal accessories. Mirrors will be cleaned and polished. Contractor shall use only non-abrasive, non-acidic material to avoid damage to metal fixtures.

          3.  Ceramic Fixtures. Scour, wash and disinfect all basins, bowls, and
              ----------------
              urinal with FC&S approved germicidal detergent solution, including tile walls near urinals. Special care must be taken to inspect and clean areas of difficult access such as the underside of toilet bowls rings and urinals, to prevent building up of calcium and iron oxide deposits. Wash both sides of all toilet seats with approved germicidal solution and wipe dry. Toilet seats to be left in an upright position.

          4.  Walls and Metal Partitions. Spot clean all metal toilet partitions
              --------------------------
              and modesty screens and tiled walls nightly using approved germicidal solution to remove fingermarks, etc. All surfaces are to be wiped dry so that all wiped marks are removed and surface has a uniformly bright appearance. Dust the top edges of all partitions, ledges and mirror tops.

          5.  General. It is the intention of this specification to keep
              -------
              lavatories thoroughly clean and not to use disinfectant to mask odors. Odorless disinfectants shall be used.

                    Remove all waste paper and refuse, including soiled sanitary napkins, to designated areas in the building. All receptacles are to be thoroughly cleaned and washed, and new liners installed. Fill toilet tissue holders, seat cover containers, soap dispenser, towel dispensers (Kleenex and hand lotion dispenser where applicable). Damage and/or improper operation of same should be reported to FC&S. Materials, as specified by FC&S, to be furnished by Contractor. The filling of such dispensers to be in such quantity as to last the entire business day, whenever possible. This work is to be performed by the night crew.

    WEEKLY
    ------

          1.  Floors. All restroom floors will be machine scrubbed using a
              ------
              germicidal solution, detergent and water. After scrubbing, floors will be rinsed with clear water and dried. All water marks will be removed from walls, partitions and fixtures. If directed by Owner, an approved floor finish will be applied.

          2.  Floor Drains. Clean, disinfect and fill with water at least
              ------------
              weekly.

          3.  Walls and Metal Partitions. Completely sanitize all metal toilet
              --------------------------
              partitions an modesty screens and tiled walls using approved germicidal solution. All surfaces are to be wiped dry so that all wipe marks are removed and surface has a uniformly bright appearance.

E.  FLOOR SERVICES
    --------------

          1.  Lobby floors to be thoroughly damp mopped and spray buffed daily.
          2.  Baseboards to be cleaned concurrent with floor service.

F.  WINDOW CLEANING SERVICES
    ------------------------

          1.  Wash lobby entrance ways and doors daily.

          2.  Wash all partition glass as needed.

G.  ALL BUILDINGS ANNUALLY
    ----------------------

          1. Thoroughly clean all ceiling and wall vents and louvers annually or as required.

H.  SERVICE AREAS
    -------------

          1. Dust all pipes, ducts, ventilating grills, air conditioning machines and other accessible equipment outside of machinery spaces, quarterly.
          2. Slop sinks are to be cleaned after use. Mops, rags and equipment are to be cleaned and stored in racks. Walls and floors are to be kept clean at all times.
          3. Electric, telephone closets and storerooms are to be kept free from debris and material. Floors are to swept weekly and washed monthly. Report storage of extraneous material and equipment to building management.

I.  EXTERIOR CLEANING
    -----------------

    Maintain entire ground level exterior including metal work, entrance doors, store from trim and exterior window frames, and mullions and hose bibs; in short, properly maintain the exterior of the building so that there is uniformity of color, brightness and cleanliness at all times.

          1. Maintain entire building exterior, and sidewalks in a first class condition.
          2.  Sweep sidewalks daily.
          3.  Keep in clean condition and control litter in all planting areas.
          4.  Remove all gum and foreign matter from sidewalks on sight.
          5. Police entire area as needed, picking up all foreign matter on sight.

                                Exhibit "H"

                NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     This Agreement is made on _______________, 199_______, between:

          _______________, ("Mortgagee"), whose address is _______________,

               BOARD OF THE STATE TEACHERS RETIREMENT SYSTEM OF
                     OHIO, ("Landlord"), whose address is
                     ________________________________, and

          UNITED STATIONERS SUPPLY CO., ("Tenant"), whose address is 2200 E. Golf Road, Des Plaines,
                Illinois 60016, who agree as follows:


     1.  Recitals. This Agreement is made with reference to the following facts
         --------
and objectives:

     (a) Mortgages is, or it is anticipated that Mortgagee will become, mortgagee under a certain mortgage ("Mortgage") on improved property located at 1661 Feehanville Drive, Mt. Prospect, Illinois ("Property"), and legally described on Exhibit A attached hereto. Mortgagee shall also be deemed to include any lender who executes this Agreement and subsequently acquires title to the Property pursuant to a bankruptcy proceeding involving Landlord.

     (b) On or about _______________, 1993, Landlord leased to Tenant, and Tenant leased from Landlord, a portion of the Property ("Premises"). A copy of the Lease is attached as Exhibit B ("Lease").

     (c) The parties desire, under the provisions set forth in this Agreement, to assure Tenant that in the event of the foreclosure of the Mortgage, or in the event of a sale in lieu of such foreclosure, or in the event that Mortgagee directly or indirectly becomes the new landlord of the Property because of its providing financing to Landlord, the terms of the Lease shall not be terminated, disturbed, or adversely affected, provided an event of default has not occurred under Section 21 of the Lease and subject to the cure rights set forth in the Lease ("Tenant Default").

2.   Attornment. If Landlord is in default under the Mortgage after the
     ----------
expiration of the applicable period that Landlord has in which to cure its default, and if a foreclosure sale takes place due to such default, or if Mortgagee shall notify Tenant of such transfer of title to the Property or if Mortgagee becomes the new Landlord of the Property, after receipt of such notice, upon the effective date of such transfer of title, and after Tenant has received written notice of such transfer of title, Tenant shall attorn to Mortgagee and shall recognize Mortgagee as

Tenant's landlord under the Lease, and Tenant agrees to execute any instruments reasonably requested to evidence such attornment. Upon attornment, the Lease shall continue in full force and effect, so long as a Tenant Default has not occurred, and Tenant shall perform all Tenant's obligations under the Lease directly to Mortgagee, as if Mortgagee were the landlord under the Lease. Tenant agrees to make any modifications of the Lease requested by Mortgagee hereunder, provided that such modifications do not adversely affect any right of Tenant under the Lease or increase any of Tenant's monetary obligations under the Lease.

3.  Non-Disturbance by Mortgagee. If a Tenant Default is not in existence at the
    ----------------------------
time of the transfer of title, the Lease shall continue with the same force and effect as if Mortgagee and Tenant had entered into a lease with the same provisions as those contained in the Lease, and the terms of the Lease and Tenant's leasehold estate in the Property shall not be terminated, disturbed, or adversely affected, except according to the terms of the Lease.

4.  Conditions of Mortgagee's Recognition. Until a Tenant Default occurs,
    -------------------------------------
Mortgagee or such other purchaser shall recognize the leasehold estate of Tenant under all of the terms, covenants and conditions of the Lease for the remaining balance of the term and any renewals thereof with the same force and effect as if Mortgagee or such other purchaser were the landlord under the Lease, and Mortgagee and Tenant shall immediately enter into a written agreement with the same provisions as those in the Lease, except for any technical changes that are necessary because of the substitution of Mortgagee in place of Landlord; provided, however, that Mortgagee, or such other purchaser, shall not be:

      (i) liable for any act or omission of Landlord or any other prior lessor which occurred prior to the time the Mortgagee purchased or acquired its interest under the Lease, except with respect to Tenant's right to deduct from rents next due under the Lease any (a) unpaid arbitration awards or court judgment, or (b) unpaid commission due and owing the Tenant's real estate broker all as set forth in the Lease;

     (ii) except as provided in (i) to the contrary, obligated to cure any defaults of Landlord or any other prior lessor under the Lease which occurred prior to the time that Mortgagee purchased or acquired its interest under the Lease (except to the extent that the default is not monetary and remains in existence at the time Mortgagee purchased or acquired its interest under the Lease);

    (iii) except as provided in (i) to the contrary, subject to any offsets or defenses which Tenant may be entitled to assert against Landlord or any other prior lessor;

     (iv) bound by any payment of rent or additional rent by Tenant to Landlord or any other prior lessor for more than one month in advance;

     (v) bound by any amendment or modification of the Lease which would adversely affect any right of Landlord under the Lease made without the written consent of Mortgagee or such other purchaser who has first, in writing, notified Tenant of its interest, which consent cannot be unreasonably withheld.

5.  Miscellaneous.
    -------------

     (a)  No Effect on Mortgage. Nothing in this Agreement shall be deemed to
          ---------------------
change in any manner the provisions of the Mortgage as between Mortgagee and Landlord, to waive any right that Mortgagee may now have or later acquire against Landlord by reason of the Mortgage.

     (b)  Attorneys' Fees. If any party commences an action against any of the
          ---------------
other parties arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the losing party reasonable attorneys' fees and costs of such action.

     (c)  Notice. Any notice, demand, request, consent, approval, or
          ------
communication that any party desires or is required to give the other party or any other person shall be in writing and either served personally or sent by prepaid first-class mail, addressed to the other party at the address set forth in the introductory paragraph of this Agreement. Any party may change its address by notifying the other parties of the change of address. Notice shall be deemed communicated within 3 business days from the time of mailing, if mailed as provided in this paragraph.

     (d)  Successors. This Agreement shall be binding on and inure to the
          ----------
benefit of the parties and their successors.

     (e)  Governing Law. This Agreement shall be governed by, and construed in
          -------------
accordance with, the laws of the State of Illinois.

     (f)  Modifications. This Agreement contains all of the agreements and
          -------------
understandings between the parties regarding the subject matter of this Agreement. This Agreement supersedes any and all prior agreements and understandings between Landlord, Tenant and Mortgagee and alone expresses the agreement of the parties. This Agreement shall not be amended, changed or modified in any way unless in writing executed by Landlord, Tenant and Mortgages. Landlord, Tenant and Mortgagee shall not have waived or released any of their rights hereunder unless in writing and signed by Landlord, Tenant and Mortgagee.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                        LANDLORD:

                        BOARD OF THE STATE TEACHERS RETIREMENT SYSTEM
                        OF OHIO,
                        A _______________________,

                        By: _____________________
                            Its

                        TENANT:

                        United Stationers Supply Co.
                        an Illinois corporation

                        By _______________________
                           Its

                        MORTGAGEE:

                        __________________________,
                        a ________________________

                        By: ______________________
                            Its

LEASE EXHIBIT I                                      TENANT OCCUPANCY TIMETABLE

TENANT:   United Stationers Supply Company           PROJECT:  Mt. Prospect

RSF:      46,847                                     DATE:     Issued  15-Jul-93

- ---------------------------------------------------------  -------------------------------------------------------------------------
                                                                                   WKG DAYS                   END DATE
                                                                                                   ---------------------------------
CRITICAL PATH EVENTS                                        RESPONSIBILITY         REQUIRED        SCHEDULED             ACTUAL
- ---------------------------------------------------------  -------------------------------------------------------------------------

Approved Space Utilization Plans Delivered to Landlord      TENANT                 N/A             June 14, 1993      June  15, 1993


EXECUTED LEASE DELIVERED TO LANDLORD                        TENANT                 N/A             July 16, 1993

Construction Documents Delivered from Landlord
 to Tenant                                                  LANDLORD               N/A             June 25, 1993

Approved or Comments on Construction Documents Returned     TENANT                 2 DAYS          June 29, 1993

Finishes & Furniture Specifications Delivered from Tenant
   to Landlord Provision of Exhibit D to Lease              TENANT                 N/A             July 6, 1993

Building Permit Obtained                                    LANDLORD               N/A             July 1, 1993

Construction Begins                                         LANDLORD               N/A             July 19, 1993

Immaterial Changes to Construction Documents/Construction
 by Tenant Until This Date Without Delay by
 Landlord/Contractor                                        TENANT                 N/A             Aug 6, 1993

Substantial Completion of Demised Premises                  LANDLORD               35 DAYS         Sept 3, 1993


Inspection & Punchlist of Demised Premises:                 TENANT/LANDLORD        N/A             Sept 7, 1993
   Execution of Commencement Date Agreement

Complete Occupancy of Demised Premises                      TENANT                 N/A             Sept 27, 1993

                                RIDER TO LEASE

                                    BETWEEN

                  OTR, AN OHIO GENERAL PARTNERSHIP (LANDLORD)

                                      AND

                     UNITED STATIONERS SUPPLY CO. (TENANT)

                            An Illinois Corporation

                                    DATED:


This rider is annexed to and make a part of the Landlord's Lease to which it is attached, and in each instance in which the provisions of this Rider shall contradict or be inconsistent with the provisions of the Lease, the provisions of this Rider shall prevail and govern, and the contradicted or inconsistent provision of the Lease shall be deemed amended accordingly.

Renewal Right:       Tenant shall receive two (2) consecutive three year options
- --------------
to renew this lease. Nine (9) months prior written notice by Tenant to Landlord will be required. The base rental rate for the initial option will be at $8.40 per square foot escalating at a rate of $.40 annually. The base rental rate for the second option will be at $9.60 per square foot escalating at a rate of $.40 annually.

Expansion Option:    If Tenant is not then in default of the terms, covenants
- -----------------
and conditions of this Lease, Tenant shall have the option to expand into approximately 5,000 rentable square feet on the first floor within the initial two (2) years of occupancy. Nine months prior written notice will be required. The base rental rate will be at Tenants then escalated rent.

Termination Option:  If Tenant is not then in default of the terms, covenants
- --=----------------
and conditions of this Lease, Tenant shall have the option to terminate this lease at the end of the third year of occupancy. Tenant must provide nine (9) months prior written notification to Landlord together with the payment of a termination fee equal to the unamortized Tenant Improvements and leasing costs. This termination option will apply to the third or fourth spaces or both.

Right of First Offer:  If Tenant is not in default of the terms, covenants and
- ---------------------
conditions of this Lease at the time of the exercise of the right of first offer granted hereunder, Landlord hereby grants to Tenant the option to lease additional space on the first floor of the Building as such space becomes available for occupancy by termination, expiration, vacation or otherwise, all upon the same terms and conditions as contained in this Lease, except for base rent which shall be at the Market Base Rental Rate (the "First Offer Option").
Within thirty (30) days after Landlord has determined that such space will be or has become available for leasing, Landlord shall give written notice of the additional space that is available to Tenant for rent, the terms and conditions under which the space is available and the approximate date that such space is available for possession. Tenant shall exercise its First Offer Option by written notice to Landlord within thirty (30) days after such notice from Landlord. If Tenant fails to exercise the First Offer Option with respect to such space, the First Offer Option with respect to such space be null and void. If Tenant fails to exercise its option, nothing shall preclude Tenant from exercising its First Offer Option on any other space on the first floor of the Building (including the space for which Tenant failed to exercise its option and which has been thereafter leased to a third party) as it becomes available during the term of this Lease.

Moving Allowance:    Landlord will provide Tenant with a moving allowance
- ----------------
equal $1.00 per rentable square foot. This allowance will be paid to Tenant upon occupancy.

Signage:    Landlord will provide at its sole cost and expense a monument sign
- -------
at the entrance to the property. All signage must be approved by Landlord and meet all the covenants and restrictions of the park and village.

Satellite Dish:    Tenant may, at their own cost and expense,install a satellite
- --------------
dish at the property in a location designated by Landlord. All installations must be supervised and approved by Landlord.

- ----------------------------FIRST AMENDMENT TO LEASE---------------------------

                           First Amendment to Lease
                           ------------------------

The First Amendment To Lease is made entered into this 30th day of Sept, 1993 by
                                                      ------      ------
and between OTR, an Ohio general partnership, ("Landlord") acting as the duly authorized nominee of the BOARD OF THE STATE TEACHERS RETIREMENT SYSTEM OF ("STROB") and United Stationers Supply Co., an Illinois Corporation ("Tenant").

                               WITNESSETH THAT:

       WHEREAS, Lessor and Lessee entered into an office lease dated July 30, 1993 for certain premises located at 1661 Feehanville Drive, Suite 300 and 400, Mt. Prospect, IL 60056 (said Lease, being hereinafter referred to as the "Lease"); and

       WHEREAS, Lessor and Lessee desire to amend the Lease by modifying language as it relates to obligations regarding the Tenant maintenance of auxiliary heating, ventilation and air conditioning equipment.

       NOW THEREFORE, in consideration of the mutual covenants hereinafter made and contained, Landlord and Tenant agree that the Lease shall be amended as follows:

                    1. Landlord will be responsible for the major repair or replacement of Tenant's auxiliary heating, ventilation and air conditioning equipment.

                    2. Tenant will be required to provide for a preventative maintenance agreement on Tenant's auxiliary heating, ventilation and air conditioning equipment. Such agreement will provide for the replacement of filters, inspections and the replacement of any minor parts associated with the overall maintenance of the equipment.

       IN WITNESS WHEREOF, this First Amendment to the Lease has been executed as of the day and year first above written.

     Signed in presence of:                    Landlord:

     _____________________                     OTR, an Ohio general partnership
                                               acting as the duly authorized
                                               nominee
     _____________________                     of the BOARD OF THE STATE
                                               TEACHERS RETIREMENT SYSTEM
                                               OF OHIO

     /s/ Pamela J. McCammon
     ---------------------

     _____________________                     By:  _______________________
                                                   ____________________, a
                                                     general partner


                                               TENANT:

     _____________________                     UNITED STATIONERS SUPPLY,
                                               CO., an Illinois Company

     _____________________

                                               By: /s/ Otis H. Halleen
                                                   ------------------------
                                                   Vice President